Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2012 February 19, 2013

Supplemental Financial Information – Unaudited February 19, 2013

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	8

Condensed Consolidated Balance Sheets Q4 2012 – Q4 2011	9

Consolidated Statements of Operations Q4 & YTD 2012/2011	11

Reconciliation of Net Income to EBITDA and Adjusted EBITDA Q4 & YTD 2012/2011	12

Reconciliation of Net Income to FFO and Adjusted FFO Q4 & YTD 2012/2011	13

Pro Forma Consolidated Statements of Operations Q4 2012 – Q4 2011	14

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2013	15

Earnings Guidance for Q1 and FY 2013	16

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q1 & FY 2013	18

CAPITALIZATION	19

Comparative Capitalization Q4 2012 – Q4 2011	20

Consolidated Debt Summary Schedule	21

Consolidated Amortization and Debt Maturity Schedule	22

PROPERTY-LEVEL DATA	23

PROPERTY-LEVEL OPERATING STATISTICS	25

Q1 2012/2011	26

Supplemental Financial Information – Unaudited February 19, 2013

Q2 2012/2011	27

Q3 2012/2011	28

Q4 2012/2011	29

FY 2012/2011	30

OPERATING STATISTICS BY BRAND & GEOGRAPHY	31

Comparable Portfolio Operating Statistics by Brand Q4 & FY 2012/2011	32

Comparable Portfolio Property-Level FY 2012 EBITDA Contribution by Brand	33

Comparable Portfolio Operating Statistics by Region Q4 & FY 2012/2011	34

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	35

Property-Level EBITDA Q4 & FY 2012/2011	36

Property-Level EBITDA Margins Q4 & FY 2012/2011	37

APPENDIX	38

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA	39

Property-Level EBITDA Reconciliation	51

2013 Marriott Accounting Conversion	66

Supplemental Financial Information – Unaudited February 19, 2013

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited February 19, 2013

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of February 19, 2013, has interests in 26 hotels held for investment comprised of 11,632 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. Our goal is to improve the quality and scale of our portfolio while methodically deleveraging our balance sheet. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited February 19, 2013

Forward-Looking Statement

This supplemental contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 19, 2013, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited February 19, 2013

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable hotel EBITDA and comparable hotel EBITDA margin.

EBITDA represents net income (loss) excluding: non-controlling interests; interest expense; provision for income taxes, including income taxes applicable to sale of assets; and depreciation and amortization. In addition, we have presented Adjusted EBITDA, which includes EBITDA but excludes: amortization of deferred stock compensation; the impact of any gain or loss from asset sales; impairment charges; prior year property tax and other adjustments; and any other adjustments we have identified in this presentation. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of net income (loss) and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 12 and in the Appendix of this supplemental package.  We believe comparable hotel EBITDA and comparable hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs) and real estate-related impairment losses, and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which includes FFO but excludes penalties, written-off deferred financing costs, non-real estate-related impairment losses, income tax provisions and any other adjustments we have identified in this presentation. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of net income (loss) and pro forma net income (loss) to FFO and Adjusted FFO are set forth on page 13 and in the Appendix of this supplemental package.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited February 19, 2013

Our 26 comparable hotels include all hotels held for investment by the Company as of December 31, 2012, and also includes prior ownership results as applicable in 2011 and 2012 for the Doubletree Guest Suites Times Square acquired by the Company in January 2011, the JW Marriott New Orleans acquired by the Company in February 2011, the Hilton San Diego Bayfront acquired by the Company in April 2011, the Hyatt Chicago Magnificent Mile acquired by the Company in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company in July 2012.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited February 19, 2013

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information – Unaudited February 19, 2013

Condensed Consolidated Balance Sheets

Q4 2012 – Q4 2011

(In thousands)	December 31, 2012 (1)	September 30, 2012 (2)	June 30, 2012 (3)	March 31, 2012 (4)	December 31, 2011 (5)

Assets
Investment in hotel properties:
Land	$260,939	$268,093	$262,009	$265,108	$265,108
Buildings & improvements	2,541,024	2,687,110	2,710,028	2,646,951	2,639,867
Furniture, fixtures, & equipment	329,770	351,014	352,567	348,308	342,880
Other	217,116	201,826	200,824	193,507	187,591
	3,348,849	3,508,043	3,525,428	3,453,874	3,435,446
Less accumulated depreciation & amortization	(666,972)	(707,361)	(715,019)	(692,868)	(657,620)
	2,681,877	2,800,682	2,810,409	2,761,006	2,777,826

Other real estate investments:
Land	-	1,600	2,768	2,768	2,768
Buildings & improvements	-	8,193	9,503	9,503	9,481
Furniture, fixtures, & equipment	-	6,586	6,078	5,928	5,904
Other	-	337	729	305	250

Less accumulated depreciation	-	(6,861)	(7,021)	(6,781)	(6,544)
	-	9,855	12,057	11,723	11,859

Other assets, net	47,238	52,394	45,793	45,563	47,702

Current assets:
Cash and cash equivalents	157,217	164,469	204,549	126,199	150,533
Restricted cash	78,394	76,790	73,306	71,991	67,898
Other current assets, net	171,949	40,752	90,290	48,249	45,422

Total assets	$3,136,675	$3,144,942	$3,236,404	$3,064,731	$3,101,240

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited February 19, 2013

Condensed Consolidated Balance Sheets
Q4 2012 – Q4 2011 (cont.)

(In thousands)	December 31, 2012 (1)	September 30, 2012 (2)	June 30, 2012 (3)	March 31, 2012 (4)	December 31, 2011 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$18,726	$19,849	$21,448	$54,141	$53,935
Exchangeable senior notes, less discount (6)	57,997	57,730	57,464	57,205	-
Other current liabilities	123,282	101,909	145,717	85,830	92,846
Total current liabilities	200,005	179,488	224,629	197,176	146,781

Notes payable, less current portion	1,286,666	1,318,102	1,396,980	1,449,246	1,455,177
Exchangeable senior notes, less discount (6)	-	-	-	-	61,365
Capital lease obligations, less current portion	15,621	15,630	15,636	-	-
Other liabilities	15,070	14,789	13,810	13,284	12,623

Total liabilities	1,517,362	1,528,009	1,651,055	1,659,706	1,675,946

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	176,250	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,352	1,352	1,352	1,176	1,173

Additional paid in capital	1,493,397	1,492,528	1,491,639	1,313,581	1,312,566
Retained earnings	158,376	147,329	108,600	97,052	110,580
Cumulative dividends	(475,144)	(467,707)	(460,270)	(452,833)	(445,396)
Accumulated other comprehensive loss	(5,335)	(4,740)	(4,799)	(4,916)	(4,916)
Total stockholders’ equity	1,463,896	1,460,012	1,427,772	1,245,310	1,265,257
Non-controlling interest in consolidated joint ventures	55,417	56,921	57,577	59,715	60,037

Total equity	1,519,313	1,516,933	1,485,349	1,305,025	1,325,294

Total liabilities and equity	$3,136,675	$3,144,942	$3,236,404	$3,064,731	$3,101,240

(1) As presented on Form 10-K to be filed in February 2013.
(2) As presented on Form 10-Q filed November 6, 2012.
(3) As presented on Form 10-Q filed August 7, 2012.
(4) As presented on Form 10-Q filed May 3, 2012.
(5) As presented on Form 10-K filed February 28, 2012.
(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited February 19, 2013

Consolidated Statements of Operations
Q4 & YTD 2012/2011

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except per share data)	2012	2011	2012	2011

Revenues
Room	$160,817	$147,073	$576,146	$501,183
Food and beverage	57,798	55,635	200,810	175,103
Other operating	14,352	12,938	52,128	45,508
Total revenues	232,967	215,646	829,084	721,794
Operating expenses
Room	40,910	37,338	147,932	128,225
Food and beverage	39,333	37,702	139,106	126,139
Other operating	4,391	4,007	16,162	14,004
Advertising and promotion	12,096	11,368	42,474	37,226
Repairs and maintenance	9,251	8,658	32,042	29,067
Utilities	6,760	7,153	25,596	25,537
Franchise costs	8,644	7,493	30,067	25,595
Property tax, ground lease and insurance	16,587	16,417	66,830	58,010
Property general and administrative	26,229	25,049	94,642	85,293
Corporate overhead	5,430	4,766	24,316	25,453
Depreciation and amortization	34,339	31,126	130,907	113,708
Impairment loss	-	-	-	10,862
Total operating expenses	203,970	191,077	750,074	679,119
Operating income	28,997	24,569	79,010	42,675
Equity in earnings of unconsolidated joint ventures	-	-	-	21
Interest and other income	142	145	297	3,115
Interest expense	(18,721)	(20,051)	(76,821)	(74,195)
Loss on extinguishment of debt	-	-	(191)	-
Gain on remeasurement of equity interests	-	-	-	69,230
Income before income taxes and discontinued operations	10,418	4,663	2,295	40,846
Income tax provision	(1,148)	-	(1,148)	-
Income from continuing operations	9,270	4,663	1,147	40,846
Income from discontinued operations	1,844	2,925	48,410	40,453
Net income	11,114	7,588	49,557	81,299
Income from consolidated joint venture attributable to non-controlling interest	(67)	(99)	(1,761)	(312)
Distributions to non-controlling interest	(7)	(8)	(31)	(30)
Preferred stock dividends	(7,437)	(7,437)	(29,748)	(27,321)
Undistributed income allocated to unvested restricted stock compensation	(41)	(1)	(203)	(636)
Income available to common stockholders	$3,562	$43	$17,814	$53,000

Basic per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.01	$(0.02)	$(0.24)	$0.11
Income from discontinued operations	0.02	0.02	0.38	0.34
Basic income available to common stockholders per common share	$0.03	$-	$0.14	$0.45

Diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.01	$(0.02)	$(0.24)	$0.11
Income from discontinued operations	0.02	0.02	0.38	0.34
Diluted income available to common stockholders per common share	$0.03	$-	$0.14	$0.45

Weighted average common shares outstanding:
Basic	135,237	117,265	127,027	117,206
Diluted	135,237	117,265	127,027	117,206

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 & YTD 2012/2011

	Three Months Ended		Years Ended
	December 31,		December 31,
(In thousands)	2012	2011	2012	2011

Net income	$11,114	$7,588	$49,557	$81,299
Operations held for investment:
Depreciation and amortization	34,339	31,126	130,907	113,708
Amortization of lease intangibles	1,143	1,029	4,319	3,979
Interest expense	17,757	18,252	71,664	67,319
Amortization of deferred financing fees	886	944	3,690	3,138
Write-off of deferred financing fees	-	21	3	21
Non-cash interest related to discount on Senior Notes	267	270	1,058	1,062
Non-cash interest related to (gain) loss on derivatives	(189)	564	406	2,655
Income tax provision	1,148	-	1,148	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(67)	(99)	(1,761)	(312)
Depreciation and amortization	(1,424)	(1,416)	(5,685)	(4,014)
Interest expense	(549)	(557)	(2,252)	(1,562)
Amortization of deferred financing fees	(56)	(57)	(224)	(160)
Non-cash interest related to gain (loss) on derivative	-	1	(1)	(31)
Unconsolidated joint ventures:
Depreciation and amortization	-	-	-	3
Discontinued operations:
Depreciation and amortization	2,182	3,762	13,164	16,188
Amortization of lease intangibles	-	7	14	28
Interest expense	380	2,205	6,231	9,191
Amortization of deferred financing fees	7	24	74	104
Write-off of deferred financing fees	-	42	185	42
EBITDA	66,938	63,706	272,497	292,658

Operations held for investment:
Amortization of deferred stock compensation	812	575	3,466	2,745
Non-cash straightline lease expense	694	696	2,777	2,398
Capital lease obligation interest - cash ground rent	(351)	-	(819)	-
(Gain) loss on sale of assets	(4)	(10)	18	(83)
Gain on remeasurement of equity interests	-	-	-	(69,230)
Loss on extinguishment of debt	-	-	191	-
Closing costs - completed acquisitions	-	31	1,965	3,403
Impairment loss	-	-	-	10,862
Lawsuit settlement costs, net	-	-	158	1,553
Prior year property tax and CAM adjustments, net	-	-	621	-
Hotel laundry closing costs	199	-	623	-
Non-controlling interests:
Non-cash straightline lease expense	(111)	(111)	(450)	(354)
Prior year property tax adjustments, net	-	-	(202)	-
Unconsolidated joint ventures:
Amortization of deferred stock compensation	-	-	-	2
Discontinued operations:
Gain on sale of assets, net	-	(946)	(38,292)	(14,912)
Impairment loss	-	-	-	1,495
Gain on extinguishment of debt	-	-	-	(18,145)
Lawsuit settlement (reversal) costs	-	-	(48)	67
	1,239	235	(29,992)	(80,199)

Adjusted EBITDA	$68,177	$63,941	$242,505	$212,459

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Net Income to FFO and Adjusted FFO
Q4 & YTD 2012/2011

	Three Months Ended		Years Ended
	December 31,		December 31,
(In thousands)	2012	2011	2012	2011

Net income	$11,114	$7,588	$49,557	$81,299
Preferred stock dividends	(7,437)	(7,437)	(29,748)	(27,321)
Operations held for investment:
Real estate depreciation and amortization	34,005	30,828	129,668	112,539
Amortization of lease intangibles	1,143	1,029	4,319	3,979
(Gain) loss on sale of assets	(4)	(10)	18	(83)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(67)	(99)	(1,761)	(312)
Real estate depreciation and amortization	(1,424)	(1,416)	(5,685)	(4,014)
Discontinued operations:
Real estate depreciation and amortization	2,182	3,762	13,164	16,188
Amortization of lease intangibles	-	7	14	28
Gain on sale of assets, net	-	(946)	(38,292)	(14,912)
FFO	39,512	33,306	121,254	167,391

Operations held for investment:
Non-cash straightline lease expense	694	696	2,777	2,398
Write-off of deferred financing fees	-	21	3	21
Non-cash interest related to (gain) loss on derivatives	(189)	564	406	2,655
Gain on remeasurement of equity interests	-	-	-	(69,230)
Loss on extinguishment of debt	-	-	191	-
Closing costs - completed acquisitions	-	31	1,965	3,403
Impairment loss	-	-	-	10,862
Lawsuit settlement costs, net	-	-	158	1,553
Prior year property tax and CAM adjustments, net	-	-	621	-
Hotel laundry closing costs	199	-	623	-
Income tax provision	1,148	-	1,148	-
Non-controlling interests:
Non-cash straightline lease expense	(111)	(111)	(450)	(354)
Non-cash interest related to gain (loss) on derivative	-	1	(1)	(31)
Prior year property tax adjustments, net	-	-	(202)	-
Discontinued operations:
Write-off of deferred financing fees	-	42	185	42
Impairment loss	-	-	-	1,495
Gain on extinguishment of debt	-	-	-	(18,145)
Lawsuit settlement (reversal) costs	-	-	(48)	67
	1,741	1,244	7,376	(65,264)

Adjusted FFO	$41,253	$34,550	$128,630	$102,127

FFO per diluted share	$0.29	$0.28	$0.95	$1.43

Adjusted FFO per diluted share	$0.30	$0.29	$1.01	$0.87

Basic weighted average shares outstanding	135,237	117,265	127,027	117,206
Shares associated with unvested restricted stock awards	385	-	274	84
Diluted weighted average shares outstanding (1)	135,622	117,265	127,301	117,290

(1) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.  On an “as-converted” basis, FFO per diluted share is $0.29 and $0.30, respectively, for the three months ended December 31, 2012 and 2011, and $0.97 and $1.43, respectively, for the years ended December 31, 2012 and 2011. On an “as-converted” basis,  Adjusted FFO per diluted share is $0.31 for both the three months ended December 31, 2012 and 2011, and $1.02 and $0.89, respectively, for the years ended December 31, 2012 and 2011.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited February 19, 2013

Pro Forma Consolidated Statements of Operations
Q4 2012 – Q4 2011

	Three Months Ended (1)
(Unaudited and in thousands)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2012	2012	2012	2012	2011
Revenues
Room	$160,817	$148,210	$157,204	$125,119	$156,147
Food and beverage	57,798	44,066	53,332	47,761	57,067
Other operating	14,352	13,678	12,838	12,308	13,522
Total revenues	232,967	205,954	223,374	185,188	226,736

Operating Expenses
Room	40,910	38,307	37,474	35,304	39,415
Food and beverage	39,333	32,943	34,720	33,523	38,594
Other expenses	83,958	77,594	79,720	75,007	84,392
Corporate overhead	5,430	6,114	7,575	5,198	4,766
Depreciation and amortization	34,339	34,381	33,777	33,941	34,185
Total operating expenses	203,970	189,339	193,266	182,973	201,352

Operating Income	28,997	16,615	30,108	2,215	25,384

Interest income and other income	829	706	761	751	742
Interest expense	(17,626)	(18,217)	(18,440)	(18,179)	(18,822)

Income (loss) before income taxes and discontinued operations	12,200	(896)	12,429	(15,213)	7,304
Income tax provision	(1,148)	-	-	-	-

Income (loss) from continuing operations	11,052	(896)	12,429	(15,213)	7,304
Income from discontinued operations	1,844	42,602	2,596	1,368	2,925
Net Income (Loss)	$12,896	$41,706	$15,025	$(13,845)	$10,229

Adjusted EBITDA (2)	$64,451	$51,663	$66,839	$36,435	$60,142

(1)   Includes the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio held for investment by the Company as of December 31, 2012. Excludes the following: interest income on the $90.0 million Royal Palm mortgage-secured purchase money loan due to the loan’s sale in October 2011; interest expense on the mortgage loan secured by the Renaissance Long Beach due to its repayment in April 2012; and interest expense and loss on extinguishment of debt on the Senior Notes due to their repayments in February 2012 and January 2013. Includes the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)   Pro Forma Adjusted EBITDA reconciliations can be found  in the Appendix of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited February 19, 2013

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2013

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2013	Page 15

Supplemental Financial Information – Unaudited February 19, 2013

Earnings Guidance for Q1 and FY 2013

The Company is providing guidance at this time, but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any future hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or financings during 2013.  The Company expects to apply its remaining net operating loss carryforwards to reduce taxable income in 2013.  The application of the net operating loss carryforwards is viewed as a non-recurring event and therefore the Company has treated any state and federal taxes associated with the application of net operating loss carryforwards as one-time expenses and added them back to Adjusted FFO.

For the first quarter of 2013, the Company expects:

Metric	Quarter Ended March 31, 2013 Guidance
Comparable Hotel RevPAR	+2.0% - 3.0%
Net Loss ($ millions)	$(9) - $(7)
Adjusted EBITDA ($ millions)	$36 - $38
Adjusted FFO ($ millions)	$11 - $13
Adjusted FFO per diluted share	$0.07 - $0.09
Diluted Weighted Average Shares Outstanding	151,000,000

*Footnotes on following page.

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2013	Page 16

Supplemental Financial Information – Unaudited February 19, 2013

Earnings Guidance for Q1 and FY 2013

For the full year 2013, the Company expects:

Metric	Year Ended December 31, 2013 Guidance
Comparable Hotel RevPAR	+3.5% - 5.5%
Net Income ($ millions)	$40 - $52
Adjusted EBITDA ($ millions)	$224 - $236
Adjusted FFO ($ millions)	$132 - $144
Adjusted FFO per diluted share	$0.84 - $0.92
Diluted Weighted Average Shares Outstanding	157,000,000

First quarter and full year 2013 guidance is based in part on the following assumptions:

•                  No impact from the reinvestment of currently available cash.

o                 While no assurances can be made as to the timing, amount, valuation or nature of future hotel investments, the Company plans to invest between $250.0 million and $300.0 million of its current cash balance towards hotel acquisitions during 2013. Assuming acquisitions are completed at current market multiples (between 13.0x and 14.0x 2013 EBITDA), and assuming such acquisitions are unencumbered of debt, such acquisitions would be expected to generate between $18.0 million and $23.0 million of additional Adjusted EBITDA and approximately $0.11 to $0.15 of additional Adjusted FFO per diluted share on a full year, pro forma basis. The Company will provide information regarding the timing and current year earnings impact of any hotel investments when and if such investments are consummated.

•                  The issuance of 22,000,000 shares of common stock on February 1, 2013.

•                  The redemption of all 7,050,000, shares of the Company’s Series A Preferred Stock on March 1, 2013.

•                  Full year capital investment of $100.0 million to $120.0 million.

•                  Hotel revenue disruption of $8.0 million to $10.0 million related to renovation projects, with approximately $6.0 million to $7.0 million of renovation disruption occurring in the first quarter (primarily related to renovations at the Hilton Times Square and Hyatt Chicago Magnificent Mile).

•                  First quarter renovation-related hotel RevPAR disruption of approximately 475 to 500 basis points.

•                  Full year renovation-related hotel RevPAR disruption of approximately 100 to 125 basis points.

•                  Full year comparable Hotel EBITDA Margin expansion of approximately 50 to 100 basis points.

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of $21.0 million to $22.0 million.

•                  Full year interest expense of approximately $70.0 million to $72.0 million, including $3.0 million in amortization of deferred financing fees.

•                  Full year preferred dividends of approximately $18.0 million for the Series C cumulative convertible redeemable preferred stock, the Series D cumulative redeemable preferred stock and the Series A Preferred Stock through the March 1, 2013 redemption date.

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2013	Page 17

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO
Q1 & FY 2013

Reconciliation of Net Loss to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2013		December 31, 2013
	Low	High	Low	High

Net loss (1)	$(9,100)	$(7,100)	$40,400	$52,400
Depreciation and amortization	27,500	27,500	110,000	110,000
Amortization of lease intangibles	1,200	1,200	5,000	5,000
Interest expense	16,450	16,450	68,000	68,000
Amortization of deferred financing fees	800	800	3,000	3,000
Non-controlling interests	(3,000)	(3,000)	(11,000)	(11,000)
Amortization of deferred stock compensation	1,300	1,300	5,000	5,000
Income tax provision	-	-	2,000	2,000
Capital lease obligation interest - cash ground rent	(350)	(350)	(1,400)	(1,400)
Non-cash straightline lease expense	700	700	3,000	3,000
Adjusted EBITDA	$35,500	$37,500	$224,000	$236,000

Reconciliation of Net Loss to Adjusted FFO

Net loss (1)	$(9,100)	$(7,100)	$40,400	$52,400
Preferred stock dividends	(6,300)	(6,300)	(18,000)	(18,000)
Real estate depreciation and amortization	27,200	27,200	108,600	108,600
Non-controlling interests	(2,500)	(2,500)	(8,700)	(8,700)
Amortization of lease intangibles	1,200	1,200	5,000	5,000
Income tax provision	-	-	2,000	2,000
Non-cash straightline lease expense	700	700	3,000	3,000
Adjusted FFO	$11,200	$13,200	$132,300	$144,300

Adjusted FFO per diluted share	$0.07	$0.09	$0.84	$0.92

Diluted weighted average shares outstanding	151,000	151,000	157,000	157,000

(1) Net loss does not include the gain on sale from the Rochester portfolio.

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2013	Page 18

Supplemental Financial Information – Unaudited February 19, 2013

CAPITALIZATION

CAPITALIZATION	Page 19

Supplemental Financial Information – Unaudited February 19, 2013

Comparative Capitalization
Q4 2012 – Q4 2011

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2012	2012	2012	2012	2011
(In thousands, except per share data)

Common Share Price & Dividends
At the end of the quarter	$10.71	$11.00	$10.99	$9.74	$8.15
High during quarter ended	$10.97	$11.70	$10.99	$10.00	$8.15
Low during quarter ended	$9.34	$9.68	$9.27	$8.06	$5.07
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	158,777	136,777	136,783	119,108	118,672
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	158,777	136,777	136,783	119,108	118,672

Capitalization
Market value of common equity	$1,700,502	$1,504,547	$1,503,245	$1,160,112	$967,177
Liquidation value of preferred equity - Series A (2)	-	176,250	176,250	176,250	176,250
Liquidation value of preferred equity - Series C	100,000	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (3)	1,305,392	1,395,951	1,476,428	1,529,131	1,567,112
Consolidated total capitalization	3,220,894	3,291,748	3,370,923	3,080,493	2,925,539

Non-controlling interest in consolidated debt	(58,681)	(58,878)	(59,072)	(59,263)	(59,452)
Pro rata total capitalization	$3,162,213	$3,232,870	$3,311,851	$3,021,230	$2,866,087

Consolidated debt to total capitalization	40.5%	42.4%	43.8%	49.6%	53.6%
Pro rata debt to pro rata total capitalization	39.4%	41.4%	42.8%	48.7%	52.6%
Consolidated debt and preferred equity to total capitalization	47.2%	54.3%	55.4%	62.3%	66.9%
Pro rata debt and preferred equity to total capitalization	46.2%	53.5%	54.6%	61.6%	66.3%

(1)	Reflects shares outstanding at respective dates. Common shares outstanding at December 31, 2012 includes the effects of the Company’s issuance of 22,000,000 shares in February 2013.
(2)	Reflects the Company’s intention to redeem all 7,050,000 shares of its Series A preferred stock on March 1, 2013.
(3)

Consolidated debt at December 31, 2012 does not include debt secured by the Kahler Grand and the commercial laundry facility, which was classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013.  It also excludes the Company’s remaining balance of $58.0 million of its exchangeable senior notes which were repurchased in January 2013.  Consolidated debt at June 30, 2012 does not include debt secured by the Marriott Del Mar, which was classified as held for sale and included in discontinued operations as of June 30, 2012 due to its sale in August 2012.  Consolidated debt at March 31, 2012 includes the effects of the Company’s repayment of the remaining balance on its $32.2 million non-recourse mortgage secured by the Renaissance Long Beach in April 2012.  Consolidated debt at December 31, 2011 includes the effects of the Company’s repurchase of $4.5 million of its exchangeable senior notes in February 2012.

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited February 19, 2013

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2012	Subsequent	March 1, 2013	Balance At

Debt	Collateral	Spread	Date	Balance	Principal Repayments (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$22,267	$-	$22,267	$20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,516	-	14,516	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	26,301	-	26,301	24,385
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	43,451	-	43,451	40,285
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	40,600	-	40,600	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	95,700	-	95,700	84,919
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,317	-	32,317	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	80,168	-	80,168	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	72,476	-	72,476	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	68,761	-	68,761	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	89,596	-	89,596	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	128,515	-	128,515	106,580
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	58,000	(58,000)	-	-
Total Fixed Rate Debt				948,668	(58,000)	890,668	810,830
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	234,724	-	234,724	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	-	180,000	167,498
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-	-	-
Total Variable Rate Debt				414,724	-	414,724	390,506

TOTAL CONSOLIDATED DEBT				$1,363,392	$(58,000)	$1,305,392	$1,201,336

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250	$(176,250)	$-
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000	$-	$100,000
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$-	$115,000

Debt Statistics
% Fixed Rate Debt				69.6%		68.2%
% Floating Rate Debt				30.4%		31.8%
Average Interest Rate (2)				4.92%		4.94%
Weighted Average Maturity of Debt				5.1 years		4.7 years

(1) Subsequent Principal Repayments exclude scheduled loan amortization payments on the Company’s debt and include the repurchase of the Company’s remaining balance of $58.0 million of its exchangeable senior notes in January 2013, and the Company’s planned redemtpion of all 7,050,000 shares of its Series A preferred stock on March 1, 2013.

(2) Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at December 31, 2012 and includes the effect of the Company’s interest rate derivative agreements.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited February 19, 2013

Consolidated Amortization and Debt Maturity Schedule

as of December 31, 2012 (1)

(1)

Principal Payment at Maturity and Scheduled Principal Amortization do not include the debt secured by the Kahler Grand and the commercial laundry facility, which have been classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013, and the Senior Notes due to their repurchase by the Company in January 2013.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2012 pro rata total capitalization as presented on page 20.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited February 19, 2013

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 23

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level Data

	Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	10.23%	75%	Leasehold	2071	2011
2	Renaissance Washington DC	Washington DC	Marriott	807	6.94%	100%	Fee Simple		2005
3	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	6.71%	100%	Fee Simple		2005
4	Renaissance Harborplace	Maryland	Marriott	622	5.35%	100%	Leasehold	2085	2005
5	Renaissance Los Angeles Airport	California	Marriott	499	4.29%	100%	Fee Simple		2007
6	JW Marriott New Orleans (3)	Louisiana	Marriott	496	4.26%	100%	Leasehold	2044 / 2081	2011
7	Hilton North Houston	Texas	Hilton	480	4.13%	100%	Fee Simple		2002
8	Marriott Quincy	Massachusettes	Marriott	464	3.99%	100%	Fee Simple		2007
9	Doubletree Guest Suites Times Square	New York	Hilton	460	3.95%	100%	Leasehold	2127	2011
10	Hilton Times Square	New York	Hilton	460	3.95%	100%	Leasehold	2091	2006
11	Fairmont Newport Beach	California	Fairmont	444	3.82%	100%	Leasehold	2082	2005
12	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	417	3.58%	100%	Leasehold	2097	2012
13	Marriott Boston Long Wharf	Massachusettes	Marriott	412	3.54%	100%	Fee Simple		2007
14	Hyatt Regency Newport Beach	California	Hyatt	403	3.46%	100%	Leasehold	2048	2002
15	Marriott Tysons Corner	Virginia	Marriott	396	3.40%	100%	Fee Simple		2002
16	Marriott Houston	Texas	Marriott	390	3.35%	100%	Fee Simple		2002
17	Renaissance Long Beach	California	Marriott	374	3.22%	100%	Fee Simple		2005
18	Embassy Suites Chicago	Illinois	Hilton	368	3.16%	100%	Fee Simple		2002
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	3.07%	100%	Fee Simple		2012
20	Renaissance Westchester	New York	Marriott	347	2.98%	100%	Fee Simple		2010
21	Embassy Suites La Jolla	California	Hilton	340	2.92%	100%	Fee Simple		2006
22	Marriott Philadephia	Pennsylvania	Marriott	289	2.48%	100%	Fee Simple		2002
23	Marriott Portland	Oregon	Marriott	249	2.14%	100%	Fee Simple		2000
24	Sheraton Cerritos	California	Starwood	203	1.75%	100%	Leasehold	2087	2005
25	Marriott Park City	Utah	Marriott	199	1.71%	100%	Fee Simple		1999
26	Courtyard by Marriott Los Angeles	California	Marriott	185	1.59%	100%	Leasehold	2096	1999

	Total comparable portfolio			11,632	100%

	Hotels classified as held for sale (4):
	Kahler Grand	Minnesota	Independent	660		100%	Fee Simple		1999
	Kahler Inn & Suites	Minnesota	Independent	271		100%	Fee Simple		1999
	Marriott Rochester	Minnesota	Marriott	202		100%	Fee Simple		1999
	Residence Inn by Marriott Rochester	Minnesota	Marriott	89		100%	Fee Simple		2004

	Total portfolio including hotels held for sale			12,854

	(1) Assumes the full exercise of all lease extensions.
	(2) Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
	(3) Hotel is subject to an air rights lease that expires in 2044 and a ground lease that expires in 2081.
	(4) Hotels are classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013.

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited February 19, 2013

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level Operating Statistics

Q1 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$211.87	$208.35	1.7%	79.6%	80.1%	-0.6%	$168.65	$166.89	1.1%
2	Renaissance Washington DC	202.54	212.98	-4.9%	62.3%	71.8%	-13.2%	126.18	152.92	-17.5%
3	Renaissance Orlando at SeaWorld ®	151.62	158.16	-4.1%	79.3%	76.3%	3.9%	120.23	120.68	-0.4%
4	Renaissance Harborplace	140.17	150.61	-6.9%	60.6%	58.5%	3.6%	84.94	88.11	-3.6%
5	Renaissance Los Angeles Airport	115.13	113.46	1.5%	85.4%	79.4%	7.6%	98.32	90.09	9.1%
6	JW Marriott New Orleans (1)	182.86	174.55	4.8%	84.2%	77.5%	8.6%	153.97	135.28	13.8%
7	Hilton North Houston	106.79	101.25	5.5%	79.6%	76.0%	4.7%	85.00	76.95	10.5%
8	Marriott Quincy	146.66	146.53	0.1%	58.0%	45.5%	27.5%	85.06	66.67	27.6%
9	Doubletree Guest Suites Times Square (1)	243.29	237.25	2.5%	95.8%	92.3%	3.8%	233.07	218.98	6.4%
10	Hilton Times Square	226.66	231.02	-1.9%	96.3%	84.9%	13.4%	218.27	196.14	11.3%
11	Fairmont Newport Beach	133.51	126.68	5.4%	70.4%	76.8%	-8.3%	93.99	97.29	-3.4%
12	Hyatt Chicago Magnificent Mile (1)	110.67	104.27	6.1%	65.1%	58.4%	11.5%	72.05	60.89	18.3%
13	Marriott Boston Long Wharf	197.54	186.21	6.1%	81.7%	72.2%	13.2%	161.39	134.44	20.0%
14	Hyatt Regency Newport Beach	120.39	121.46	-0.9%	85.0%	80.7%	5.3%	102.33	98.02	4.4%
15	Marriott Tysons Corner	174.75	178.54	-2.1%	60.2%	52.8%	14.0%	105.20	94.27	11.6%
16	Marriott Houston	100.76	97.76	3.1%	76.3%	56.3%	35.5%	76.88	55.04	39.7%
17	Renaissance Long Beach	138.76	157.50	-11.9%	76.7%	69.4%	10.5%	106.43	109.31	-2.6%
18	Embassy Suites Chicago	146.98	134.23	9.5%	62.2%	61.8%	0.6%	91.42	82.95	10.2%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	118.96	115.00	3.4%	71.6%	63.1%	13.5%	85.18	72.57	17.4%
20	Renaissance Westchester	119.77	147.96	-19.1%	71.6%	51.7%	38.5%	85.76	76.50	12.1%
21	Embassy Suites La Jolla	153.84	150.26	2.4%	74.1%	75.7%	-2.1%	114.00	113.75	0.2%
22	Marriott Philadelphia	166.20	161.38	3.0%	60.1%	57.4%	4.7%	99.89	92.63	7.8%
23	Marriott Portland	126.81	121.27	4.6%	76.3%	69.7%	9.5%	96.76	84.53	14.5%
24	Sheraton Cerritos	115.42	116.76	-1.1%	90.1%	66.9%	34.7%	103.99	78.11	33.1%
25	Marriott Park City	218.53	210.17	4.0%	81.7%	88.2%	-7.4%	178.54	185.37	-3.7%
26	Courtyard by Marriott Los Angeles	137.96	134.51	2.6%	95.2%	78.6%	21.1%	131.34	105.72	24.2%

	Comparable Portfolio	$161.70	$163.31	-1.0%	75.6%	71.0%	6.5%	$122.25	$115.95	5.4%

	(1)

Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level Operating Statistics

Q2 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$213.47	$188.63	13.2%	81.3%	79.6%	2.1%	$173.55	$150.15	15.6%
2	Renaissance Washington DC	224.54	224.16	0.2%	85.1%	83.8%	1.6%	191.08	187.85	1.7%
3	Renaissance Orlando at SeaWorld ®	144.27	128.53	12.2%	77.9%	70.9%	9.9%	112.39	91.13	23.3%
4	Renaissance Harborplace	171.12	183.21	-6.6%	81.6%	75.5%	8.1%	139.63	138.32	0.9%
5	Renaissance Los Angeles Airport	119.46	110.98	7.6%	80.0%	80.4%	-0.5%	95.57	89.23	7.1%
6	JW Marriott New Orleans	188.44	173.28	8.7%	86.2%	86.3%	-0.1%	162.44	149.54	8.6%
7	Hilton North Houston	100.69	106.58	-5.5%	83.9%	68.5%	22.5%	84.48	73.01	15.7%
8	Marriott Quincy	149.28	145.04	2.9%	82.1%	74.3%	10.5%	122.56	107.76	13.7%
9	Doubletree Guest Suites Times Square	364.81	349.79	4.3%	98.8%	98.3%	0.5%	360.43	343.84	4.8%
10	Hilton Times Square	318.75	298.08	6.9%	98.3%	95.4%	3.0%	313.33	284.37	10.2%
11	Fairmont Newport Beach	129.31	127.19	1.7%	79.6%	80.8%	-1.5%	102.93	102.77	0.2%
12	Hyatt Chicago Magnificent Mile (1)	172.94	165.36	4.6%	82.7%	86.6%	-4.5%	143.02	143.20	-0.1%
13	Marriott Boston Long Wharf	281.48	260.10	8.2%	89.8%	89.0%	0.9%	252.77	231.49	9.2%
14	Hyatt Regency Newport Beach	131.69	123.35	6.8%	88.0%	87.4%	0.7%	115.89	107.81	7.5%
15	Marriott Tysons Corner	170.25	170.75	-0.3%	75.3%	79.5%	-5.3%	128.20	135.75	-5.6%
16	Marriott Houston	97.59	93.81	4.0%	83.5%	75.8%	10.2%	81.49	71.11	14.6%
17	Renaissance Long Beach	144.24	136.09	6.0%	79.2%	76.7%	3.3%	114.24	104.38	9.4%
18	Embassy Suites Chicago	205.73	204.94	0.4%	87.8%	85.6%	2.6%	180.63	175.43	3.0%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	184.00	179.66	2.4%	91.8%	83.7%	9.7%	168.91	150.38	12.3%
20	Renaissance Westchester	136.64	141.84	-3.7%	76.5%	73.9%	3.5%	104.53	104.82	-0.3%
21	Embassy Suites La Jolla	161.08	149.78	7.5%	80.8%	81.0%	-0.2%	130.15	121.32	7.3%
22	Marriott Philadelphia	169.53	166.22	2.0%	74.3%	76.0%	-2.2%	125.96	126.33	-0.3%
23	Marriott Portland	143.06	136.20	5.0%	86.3%	82.6%	4.5%	123.46	112.50	9.7%
24	Sheraton Cerritos	110.63	111.53	-0.8%	91.9%	87.8%	4.7%	101.67	97.92	3.8%
25	Marriott Park City	102.24	96.05	6.4%	57.7%	46.5%	24.1%	58.99	44.66	32.1%
26	Courtyard by Marriott Los Angeles	143.19	127.86	12.0%	96.7%	81.6%	18.5%	138.46	104.33	32.7%

	Comparable Portfolio	$183.59	$176.68	3.9%	83.7%	80.6%	3.8%	$153.66	$142.40	7.9%

	(1)

Includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level Operating Statistics

Q3 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront	$210.32	$189.48	11.0%	84.7%	82.4%	2.8%	$178.14	$156.13	14.1%
2	Renaissance Washington DC	175.26	189.96	-7.7%	59.1%	71.0%	-16.8%	103.58	134.87	-23.2%
3	Renaissance Orlando at SeaWorld ®	115.62	106.40	8.7%	78.1%	64.8%	20.5%	90.30	68.95	31.0%
4	Renaissance Harborplace	162.37	173.86	-6.6%	80.3%	72.7%	10.5%	130.38	126.40	3.2%
5	Renaissance Los Angeles Airport	118.35	111.03	6.6%	87.7%	87.3%	0.5%	103.79	96.93	7.1%
6	JW Marriott New Orleans	133.33	125.25	6.5%	78.4%	75.5%	3.8%	104.53	94.56	10.5%
7	Hilton North Houston	95.14	103.25	-7.9%	83.8%	55.0%	52.4%	79.73	56.79	40.4%
8	Marriott Quincy	143.30	148.01	-3.2%	83.0%	80.3%	3.4%	118.94	118.85	0.1%
9	Doubletree Guest Suites Times Square	347.69	352.68	-1.4%	98.4%	97.8%	0.6%	342.13	344.92	-0.8%
10	Hilton Times Square	296.95	300.70	-1.2%	98.6%	97.4%	1.2%	292.79	292.88	0.0%
11	Fairmont Newport Beach	141.42	142.74	-0.9%	79.9%	74.7%	7.0%	112.99	106.63	6.0%
12	Hyatt Chicago Magnificent Mile (1)	167.22	154.42	8.3%	88.8%	85.3%	4.1%	148.49	131.72	12.7%
13	Marriott Boston Long Wharf	297.27	270.70	9.8%	94.2%	89.2%	5.6%	280.03	241.46	16.0%
14	Hyatt Regency Newport Beach	145.80	146.45	-0.4%	91.4%	91.4%	0.0%	133.26	133.86	-0.4%
15	Marriott Tysons Corner	156.90	156.45	0.3%	68.9%	70.2%	-1.9%	108.10	109.83	-1.6%
16	Marriott Houston	94.62	87.39	8.3%	82.3%	71.2%	15.6%	77.87	62.22	25.2%
17	Renaissance Long Beach	123.54	118.64	4.1%	76.8%	82.3%	-6.7%	94.88	97.64	-2.8%
18	Embassy Suites Chicago	205.86	192.78	6.8%	89.1%	90.3%	-1.3%	183.42	174.08	5.4%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	179.97	170.76	5.4%	90.5%	84.0%	7.7%	162.87	143.44	13.5%
20	Renaissance Westchester	136.41	135.81	0.4%	68.9%	74.2%	-7.1%	93.99	100.77	-6.7%
21	Embassy Suites La Jolla	175.58	169.02	3.9%	85.9%	86.9%	-1.2%	150.82	146.88	2.7%
22	Marriott Philadelphia	155.42	154.95	0.3%	68.6%	70.4%	-2.6%	106.62	109.08	-2.3%
23	Marriott Portland	165.29	146.39	12.9%	91.9%	90.0%	2.1%	151.90	131.75	15.3%
24	Sheraton Cerritos	112.70	108.79	3.6%	88.1%	91.6%	-3.8%	99.29	99.65	-0.4%
25	Marriott Park City	107.57	100.94	6.6%	67.3%	67.1%	0.3%	72.39	67.73	6.9%
26	Courtyard by Marriott Los Angeles	147.85	134.91	9.6%	95.1%	95.3%	-0.2%	140.61	128.57	9.4%

	Comparable Portfolio	$174.52	$171.46	1.8%	82.5%	79.7%	3.5%	$143.98	$136.65	5.4%

	(1)

Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level Operating Statistics

Q4 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront	$191.19	$194.89	-1.9%	77.5%	73.5%	5.4%	$148.17	$143.24	3.4%
2	Renaissance Washington DC	202.76	210.94	-3.9%	66.4%	70.7%	-6.1%	134.63	149.13	-9.7%
3	Renaissance Orlando at SeaWorld ®	129.08	134.01	-3.7%	62.4%	66.3%	-5.9%	80.55	88.85	-9.3%
4	Renaissance Harborplace	165.76	163.02	1.7%	67.9%	68.7%	-1.2%	112.55	111.99	0.5%
5	Renaissance Los Angeles Airport	115.04	108.87	5.7%	78.5%	77.8%	0.9%	90.31	84.70	6.6%
6	JW Marriott New Orleans	165.16	145.36	13.6%	81.0%	81.0%	0.0%	133.78	117.74	13.6%
7	Hilton North Houston	97.93	100.81	-2.9%	75.5%	69.0%	9.4%	73.94	69.56	6.3%
8	Marriott Quincy	146.93	151.81	-3.2%	73.6%	71.7%	2.6%	108.14	108.85	-0.6%
9	Doubletree Guest Suites Times Square	457.50	435.60	5.0%	98.6%	97.9%	0.7%	451.10	426.45	5.8%
10	Hilton Times Square	364.26	344.81	5.6%	98.6%	98.0%	0.6%	359.16	337.91	6.3%
11	Fairmont Newport Beach	133.00	134.85	-1.4%	67.8%	57.3%	18.3%	90.17	77.27	16.7%
12	Hyatt Chicago Magnificent Mile (1)	171.99	159.13	8.1%	81.4%	76.9%	5.9%	140.00	122.37	14.4%
13	Marriott Boston Long Wharf	259.86	249.54	4.1%	81.6%	82.9%	-1.6%	212.05	206.87	2.5%
14	Hyatt Regency Newport Beach	122.94	110.28	11.5%	64.0%	78.2%	-18.2%	78.68	86.24	-8.8%
15	Marriott Tysons Corner	164.37	168.13	-2.2%	68.2%	67.2%	1.5%	112.10	112.98	-0.8%
16	Marriott Houston	94.91	93.93	1.0%	74.5%	61.3%	21.5%	70.71	57.58	22.8%
17	Renaissance Long Beach	130.90	122.42	6.9%	70.3%	68.5%	2.6%	92.02	83.86	9.7%
18	Embassy Suites Chicago	194.13	192.38	0.9%	85.2%	78.4%	8.7%	165.40	150.83	9.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	168.40	167.45	0.6%	86.1%	79.6%	8.2%	144.99	133.29	8.8%
20	Renaissance Westchester	144.82	127.69	13.4%	73.2%	81.9%	-10.6%	106.01	104.58	1.4%
21	Embassy Suites La Jolla	151.93	146.96	3.4%	74.3%	72.7%	2.2%	112.88	106.84	5.7%
22	Marriott Philadelphia	160.35	167.08	-4.0%	71.8%	69.0%	4.1%	115.13	115.29	-0.1%
23	Marriott Portland	141.85	130.40	8.8%	77.7%	79.5%	-2.3%	110.22	103.67	6.3%
24	Sheraton Cerritos	107.44	104.19	3.1%	91.7%	89.3%	2.7%	98.52	93.04	5.9%
25	Marriott Park City	125.58	130.24	-3.6%	53.4%	51.2%	4.3%	67.06	66.68	0.6%
26	Courtyard by Marriott Los Angeles	136.88	123.49	10.8%	93.6%	92.8%	0.9%	128.12	114.60	11.8%

	Comparable Portfolio	$181.73	$177.56	2.3%	75.4%	74.5%	1.2%	$137.02	$132.28	3.6%

	(1)

Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level Operating Statistics

FY 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Years Ended December 31,			For the Years Ended December 31,			For the Years Ended December 31,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$206.87	$195.26	5.9%	80.8%	78.9%	2.4%	$167.15	$154.06	8.5%
2	Renaissance Washington DC	203.49	210.20	-3.2%	68.1%	74.0%	-8.0%	138.58	155.55	-10.9%
3	Renaissance Orlando at SeaWorld ®	135.11	132.89	1.7%	73.5%	69.3%	6.1%	99.31	92.09	7.8%
4	Renaissance Harborplace	161.33	168.34	-4.2%	72.2%	68.8%	4.9%	116.48	115.82	0.6%
5	Renaissance Los Angeles Airport	116.86	110.93	5.3%	82.6%	80.9%	2.1%	96.53	89.74	7.6%
6	JW Marriott New Orleans (1)	167.97	154.43	8.8%	82.3%	80.1%	2.7%	138.24	123.70	11.8%
7	Hilton North Houston	100.09	102.91	-2.7%	80.7%	67.0%	20.4%	80.77	68.95	17.1%
8	Marriott Quincy	146.55	148.26	-1.2%	74.1%	68.2%	8.7%	108.59	101.11	7.4%
9	Doubletree Guest Suites Times Square (1)	354.38	345.93	2.4%	97.9%	96.6%	1.3%	346.94	334.17	3.8%
10	Hilton Times Square	302.25	296.11	2.1%	98.0%	94.0%	4.3%	296.21	278.34	6.4%
11	Fairmont Newport Beach	134.41	132.63	1.3%	74.4%	72.4%	2.8%	100.00	96.02	4.1%
12	Hyatt Chicago Magnificent Mile (1)	158.42	149.28	6.1%	79.5%	76.9%	3.4%	125.94	114.80	9.7%
13	Marriott Boston Long Wharf	260.85	244.71	6.6%	86.4%	83.3%	3.7%	225.37	203.84	10.6%
14	Hyatt Regency Newport Beach	131.01	126.16	3.8%	82.1%	84.4%	-2.7%	107.56	106.48	1.0%
15	Marriott Tysons Corner	166.24	167.92	-1.0%	68.1%	67.4%	1.0%	113.21	113.18	0.0%
16	Marriott Houston	96.94	92.93	4.3%	79.2%	66.2%	19.6%	76.78	61.52	24.8%
17	Renaissance Long Beach	134.25	132.34	1.4%	75.3%	73.8%	2.0%	101.09	97.67	3.5%
18	Embassy Suites Chicago	191.50	184.67	3.7%	81.1%	79.1%	2.5%	155.31	146.07	6.3%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	165.33	161.12	2.6%	85.0%	77.7%	9.4%	140.53	125.19	12.3%
20	Renaissance Westchester	134.48	136.41	-1.4%	72.5%	71.3%	1.7%	97.50	97.26	0.2%
21	Embassy Suites La Jolla	161.19	154.57	4.3%	78.8%	79.1%	-0.4%	127.02	122.26	3.9%
22	Marriott Philadelphia	162.68	162.87	-0.1%	68.9%	68.3%	0.9%	112.09	111.24	0.8%
23	Marriott Portland	145.25	134.44	8.0%	83.1%	80.5%	3.2%	120.70	108.22	11.5%
24	Sheraton Cerritos	111.51	109.83	1.5%	90.4%	84.0%	7.6%	100.81	92.26	9.3%
25	Marriott Park City	144.79	143.63	0.8%	65.0%	63.1%	3.0%	94.11	90.63	3.8%
26	Courtyard by Marriott Los Angeles	141.50	130.09	8.8%	95.1%	87.2%	9.1%	134.57	113.44	18.6%

	Comparable Portfolio	$175.78	$172.63	1.8%	79.2%	76.4%	3.7%	$139.22	$131.89	5.6%

	(1)

Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information – Unaudited February 19, 2013

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited February 19, 2013

Comparable Portfolio Operating Statistics by Brand

Q4 & FY 2012/2011

		FY12			FY11
		Q-T-D(December)			Q-T-D(December)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	71.7%	$157.68	$113.06	72.2%	$155.27	$112.10	0.9%
Hilton (2)	7	83.9%	$239.97	$201.33	80.1%	$237.45	$190.20	5.9%
Hyatt (3)	2	72.9%	$150.81	$109.94	77.5%	$134.92	$104.56	5.1%
Other (4)	2	75.3%	$123.24	$92.80	67.3%	$122.09	$82.17	12.9%

Comparable Portfolio	26	75.4%	$181.73	$137.02	74.5%	$177.56	$132.28	3.6%

		FY12			FY11
		Y-T-D(December)			Y-T-D(December)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	75.5%	$157.47	$118.89	73.1%	$156.24	$114.21	4.1%
Hilton (2)	7	85.3%	$219.26	$187.03	81.4%	$214.55	$174.64	7.1%
Hyatt (3)	2	80.8%	$144.73	$116.94	80.6%	$137.38	$110.73	5.6%
Other (4)	2	79.4%	$126.23	$100.23	76.0%	$124.73	$94.79	5.7%

Comparable Portfolio	26	79.2%	$175.78	$139.22	76.4%	$172.63	$131.89	5.6%

(1)	Marriott includes prior ownership results for the JW Marriott New Orleans acquired by the Company on February 15, 2011.
(2)

Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012. Also includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(3)	Hyatt includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.
(4)	Other includes a Fairmont and a Sheraton.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited February 19, 2013

Comparable Portfolio Property-Level FY 2012 EBITDA Contribution

by Brand

Note: Consolidated FY 2012 Hotel EBITDA of 26 hotel comparable portfolio as of December 31, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information – Unaudited February 19, 2013

Comparable Portfolio Operating Statistics by Region

Q4 & FY 2012/2011

		FY12			FY11
		Q-T-D(December)			Q-T-D(December)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	8	75.5%	$147.72	$111.53	73.9%	$143.36	$105.94	5.3%
Other West	4	72.3%	$109.01	$78.81	66.0%	$109.10	$72.01	9.4%
Midwest (2)	3	84.1%	$178.07	$149.76	78.2%	$172.50	$134.90	11.0%
East	11	74.5%	$217.25	$161.85	76.0%	$209.91	$159.53	1.5%

Comparable Portfolio	26	75.4%	$181.73	$137.02	74.5%	$177.56	$132.28	3.6%

		FY12			FY11
		Y-T-D(December)			Y-T-D(December)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	80.9%	$156.70	$126.77	79.2%	$149.79	$118.63	6.9%
Other West	4	78.3%	$113.80	$89.11	68.7%	$112.69	$77.42	15.1%
Midwest (2)	3	81.7%	$171.25	$139.91	77.8%	$164.55	$128.02	9.3%
East (3)	11	77.8%	$204.77	$159.31	76.1%	$202.89	$154.40	3.2%

Comparable Portfolio	26	79.2%	$175.78	$139.22	76.4%	$172.63	$131.89	5.6%

(1)	California includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.
(2)

Midwest includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)

East includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information – Unaudited February 19, 2013

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA
Q4 & FY 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Years Ended December 31,

	(In thousands)	2012	2011		2012	2011
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (4)	$8,831	$8,966	-2%	$41,510	$37,491	11%
2	Renaissance Washington DC (4)	5,573	6,824	-18%	16,038	21,648	-26%
3	Renaissance Orlando at SeaWorld ® (4)	2,787	3,482	-20%	14,620	12,085	21%
4	Renaissance Harborplace (4)	3,810	3,577	7%	11,216	10,800	4%
5	Renaissance Los Angeles Airport	1,247	1,046	19%	4,290	3,660	17%
6	JW Marriott New Orleans	3,258	2,589	26%	10,171	8,618	18%
7	Hilton North Houston (4)	1,049	804	30%	4,747	3,282	45%
8	Marriott Quincy	2,909	2,320	25%	7,668	5,989	28%
9	Doubletree Guest Suites Times Square (1) (4)	9,737	8,975	8%	24,107	22,939	5%
10	Hilton Times Square	6,289	6,109	3%	16,491	15,247	8%
11	Fairmont Newport Beach (4)	1,008	427	136%	4,694	4,023	17%
12	Hyatt Chicago Magnificent Mile	1,495	1,691	-12%	4,985	5,393	-8%
13	Marriott Boston Long Wharf	4,876	4,364	12%	16,801	13,012	29%
14	Hyatt Regency Newport Beach (4)	255	687	-63%	4,643	5,152	-10%
15	Marriott Tysons Corner	2,368	2,362	0%	7,232	7,052	3%
16	Marriott Houston (4)	732	253	189%	3,430	1,701	102%
17	Renaissance Long Beach	1,196	1,159	3%	4,767	4,556	5%
18	Embassy Suites Chicago (4)	3,167	1,429	122%	10,315	8,127	27%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,097	1,832	14%	7,707	6,476	19%
20	Renaissance Westchester (4)	581	771	-25%	1,480	1,801	-18%
21	Embassy Suites La Jolla (4)	1,796	1,592	13%	8,477	7,481	13%
22	Marriott Philadelphia	1,576	1,566	1%	4,125	4,242	-3%
23	Marriott Portland (4)	1,285	1,104	16%	5,559	4,655	19%
24	Sheraton Cerritos	852	756	13%	2,889	2,369	22%
25	Marriott Park City	191	122	57%	2,250	2,055	9%
26	Courtyard by Marriott Los Angeles (3) (4)	1,119	462	142%	3,851	2,181	77%

	Comparable Portfolio	$70,084	$65,269	7%	$244,063	$222,035	10%

	(1)	Reflects 100% ownership.
	(2)	Reconciliations to Net Income (Loss) provided on pages 60, 61, 63 and 64.
	(3)	Hotel EBITDA for the fourth quarter of 2012 is impacted by a $0.2 million credit related to prior year property tax expense at the Courtyard by Marriott Los Angeles.
	(4)

Hotel EBITDA in 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000;  Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000. Hotel EBITDA in 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Marriott Houston $(33,000); Marriott Portland $48,000; Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Margins
Q4 & FY 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Years Ended December 31,
		2012	2011		2012	2011
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (3)	31.6%	32.5%	(90) bps	34.6%	33.4%	120 bps
2	Renaissance Washington DC (3)	27.0%	31.1%	(410) bps	24.6%	30.3%	(570) bps
3	Renaissance Orlando at SeaWorld ® (3)	19.5%	24.5%	(500) bps	26.6%	25.0%	160 bps
4	Renaissance Harborplace (3)	29.7%	28.3%	140 bps	27.4%	26.6%	80 bps
5	Renaissance Los Angeles Airport	17.7%	15.9%	180 bps	17.9%	16.4%	150 bps
6	JW Marriott New Orleans	32.9%	28.1%	480 bps	31.0%	29.0%	200 bps
7	Hilton North Houston (3)	19.7%	15.2%	450 bps	21.2%	16.9%	430 bps
8	Marriott Quincy	32.9%	26.8%	610 bps	28.2%	23.3%	490 bps
9	Doubletree Guest Suites Times Square (1) (3)	45.0%	43.7%	130 bps	35.4%	34.8%	60 bps
10	Hilton Times Square	38.0%	39.1%	(110) bps	30.2%	29.4%	80 bps
11	Fairmont Newport Beach (3)	16.2%	8.0%	820 bps	18.2%	16.6%	160 bps
12	Hyatt Chicago Magnificent Mile	20.6%	27.0%	(640) bps	19.3%	22.5%	(320) bps
13	Marriott Boston Long Wharf	35.1%	33.0%	210 bps	35.5%	31.4%	410 bps
14	Hyatt Regency Newport Beach (3)	4.6%	11.4%	(680) bps	16.2%	17.8%	(160) bps
15	Marriott Tysons Corner	35.0%	33.1%	190 bps	33.1%	31.5%	160 bps
16	Marriott Houston (3)	21.3%	8.3%	1,300 bps	22.8%	13.6%	920 bps
17	Renaissance Long Beach	20.6%	21.2%	(60) bps	23.8%	23.6%	20 bps
18	Embassy Suites Chicago (3)	49.0%	24.5%	2,450 bps	42.3%	35.5%	680 bps
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	40.5%	37.9%	260 bps	37.9%	35.5%	240 bps
20	Renaissance Westchester (3)	11.5%	12.6%	(110) bps	7.8%	9.5%	(170) bps
21	Embassy Suites La Jolla (3)	41.7%	39.3%	240 bps	44.5%	41.3%	320 bps
22	Marriott Philadelphia	26.3%	26.0%	30 bps	22.5%	22.9%	(40) bps
23	Marriott Portland (3)	39.9%	37.0%	290 bps	41.1%	38.3%	280 bps
24	Sheraton Cerritos	28.2%	27.3%	90 bps	24.8%	22.7%	210 bps
25	Marriott Park City	10.9%	7.3%	360 bps	23.7%	22.3%	140 bps
26	Courtyard by Marriott Los Angeles (2) (3)	42.9%	20.0%	2,290 bps	35.6%	24.5%	1,110 bps

	Comparable Portfolio	30.3%	29.0%	130 bps	29.0%	27.8%	120 bps

	Adjusted Comparable Portfolio (2) (3)	30.2%	29.0%	120 bps	28.9%	27.8%	110 bps

	(1)	Reflects 100% ownership.
	(2)	Hotel EBITDA for the fourth quarter of 2012 is impacted by a $0.2 million credit related to prior year property tax expense at the Courtyard by Marriott Los Angeles.
	(3)

Hotel EBITDA in 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000;  Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000. Hotel EBITDA in 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Marriott Houston $(33,000); Marriott Portland $48,000; Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information – Unaudited February 19, 2013

APPENDIX

APPENDIX	Page 38

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Forma (9)

Net loss	$(12,968)	$(1,368)	$(2,593)	$(694)	$1,722	$688	$-	$-	$(15,213)
Operations held for investment:
Depreciation and amortization	30,882	-	1,950	1,109	-	-	-	-	33,941
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	1,028
Interest expense	18,074	-	351	-	(1,096)	-	-	-	17,329
Amortization of deferred financing fees	943	-	-	-	(169)	-	-	-	774
Non-cash interest related to discount on Senior Notes	266	-	-	-	(266)	-	-	-	-
Non-cash interest related to loss on derivatives	76	-	-	-	-	-	-	-	76
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	-	-	-	-	(560)
Depreciation and amortization	(1,419)	-	-	-	-	-	-	-	(1,419)
Interest expense	(570)	-	-	-	-	-	-	-	(570)
Amortization of deferred financing fees	(56)	-	-	-	-	-	-	-	(56)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	(1)
Discontinued operations:
Depreciation and amortization	3,874	(3,874)	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-
Interest expense	2,120	(2,120)	-	-	-	-	-	-	-
Amortization of deferred financing fees	24	(24)	-	-	-	-	-	-	-
EBITDA	41,720	(7,393)	(292)	415	191	688	-	-	35,329

Operations held for investment:
Amortization of deferred stock compensation	946	-	-	-	-	-	-	-	946
Non-cash straightline lease expense	696	-	-	-	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	(351)	-	-	-	-	-	(351)
Gain on sale of assets	(11)	-	-	-	-	-	-	-	(11)
Loss on extinguishment of debt	191	-	-	-	(191)	-	-	-	-
Closing costs - completed acquisitions	36	-	-	-	-	-	-	-	36
Lawsuit settlement reversal of costs	(97)	-	-	-	-	-	-	-	(97)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	(113)
Discontinued operations:
Gain on sale of assets	(177)	177	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-
	1,423	225	(351)	-	(191)	-	-	-	1,106

Adjusted EBITDA	$43,143	$(7,168)	$(643)	$415	$-	$688	$-	$-	$36,435

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Forma (9)

Net loss	$(12,968)	$(1,368)	$(2,593)	$(694)	$1,722	$688	$-	$-	$(15,213)
Preferred stock dividends	(7,437)	-	-	-	-	-	-	3,525	(3,912)
Operations held for investment:
Real estate depreciation and amortization	30,575	-	1,950	1,109	-	-	-	-	33,634
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	1,028
Gain on sale of assets	(11)	-	-	-	-	-	-	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	-	-	-	-	(560)
Real estate depreciation and amortization	(1,419)	-	-	-	-	-	-	-	(1,419)
Discontinued operations:
Real estate depreciation and amortization	3,874	(3,874)	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-
Gain on sale of assets	(177)	177	-	-	-	-	-	-	-
FFO	12,912	(5,072)	(643)	415	1,722	688	-	3,525	13,547

Operations held for investment:
Non-cash straightline lease expense	696	-	-	-	-	-	-	-	696
Non-cash interest related to loss on derivatives	76	-	-	-	-	-	-	-	76
Loss on extinguishment of debt	191	-	-	-	(191)	-	-	-	-
Closing costs - completed acquisitions	36	-	-	-	-	-	-	-	36
Lawsuit settlement reversal of costs	(97)	-	-	-	-	-	-	-	(97)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	(113)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	(1)
Discontinued operations:
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-
	740	48	-	-	(191)	-	-	-	597

Adjusted FFO	$13,652	$(5,024)	$(643)	$415	$1,531	$688	$-	$3,525	$14,144

FFO per diluted share	$0.11								$0.09

Adjusted FFO per diluted share	$0.12								$0.09

Basic weighted average shares outstanding	117,426						39,597		157,023
Shares associated with unvested restricted stock awards	155						-		155
Diluted weighted average shares outstanding (10)	117,581						39,597		157,178

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of March 31, 2012.  In accordance with the December 31, 2012 presentation, 24 hotels are classified as held for investment and eight have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012. It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were classified as held for sale at December 31, 2012 due to their sale in January 2013.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Repayment: Debt & Senior Notes represents interest and deferred finance fee amortization on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with  interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(6) Investment: Preferred Equity represents the 11.0% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(7) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares  and  the 22,000,000 shares issued by the Company in connection with a common stock offering in June 2012 and  February 2013, respectively.

(8) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock expected to be redeemed by the Company in March 2013.

(9) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, along with the expected Series A Preferred Stock redemption in March 2013.

(10) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Forma (9)

Net income	$11,855	$(2,596)	$(202)	$1,462	$1,223	$687	$-	$-	$12,429
Operations held for investment:
Depreciation and amortization	31,305	-	1,363	1,109	-	-	-	-	33,777
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	1,028
Interest expense	17,806	-	234	-	(800)	-	-	-	17,240
Amortization of deferred financing fees	939	-	-	-	(162)	-	-	-	777
Write-off of deferred financing fees	3	-	-	-	(3)	-	-	-	-
Non-cash interest related to discount on Senior Notes	258	-	-	-	(258)	-	-	-	-
Non-cash interest related to loss on derivatives	423	-	-	-	-	-	-	-	423
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	-	-	-	-	(307)
Depreciation and amortization	(1,420)	-	-	-	-	-	-	-	(1,420)
Interest expense	(567)	-	-	-	-	-	-	-	(567)
Amortization of deferred financing fees	(56)	-	-	-	-	-	-	-	(56)
Discontinued operations:
Depreciation and amortization	3,983	(3,983)	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-
Interest expense	2,104	(2,104)	-	-	-	-	-	-	-
Amortization of deferred financing fees	23	(23)	-	-	-	-	-	-	-
EBITDA	67,384	(8,713)	1,395	2,571	-	687	-	-	63,324

Operations held for investment:
Amortization of deferred stock compensation	896	-	-	-	-	-	-	-	896
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	693
Capital lease obligation interest - cash ground rent	(117)	-	(234)	-	-	-	-	-	(351)
Closing costs - completed acquisitions	1,339	-	-	-	-	-	-	-	1,339
Lawsuit settlement costs	255	-	-	-	-	-	-	-	255
Prior year property tax adjustment	1,061	-	-	-	-	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	(113)
Prior year property tax adjustment	(265)	-	-	-	-	-	-	-	(265)
	3,749	-	(234)	-	-	-	-	-	3,515

Adjusted EBITDA	$71,133	$(8,713)	$1,161	$2,571	$-	$687	$-	$-	$66,839

* Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Forma (9)

Net income	$11,855	$(2,596)	$(202)	$1,462	$1,223	$687	$-	$-	$12,429
Preferred stock dividends	(7,437)	-	-	-	-	-	-	3,525	(3,912)
Operations held for investment:
Real estate depreciation and amortization	31,006	-	1,363	1,109	-	-	-	-	33,478
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	-	-	-	-	(307)
Real estate depreciation and amortization	(1,420)	-	-	-	-	-	-	-	(1,420)
Discontinued operations:
Real estate depreciation and amortization	3,983	(3,983)	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-
FFO	38,715	(6,586)	1,161	2,571	1,223	687	-	3,525	41,296

Operations held for investment:
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	693
Write-off of deferred financing fees	3	-	-	-	(3)	-	-	-	-
Non-cash interest related to loss on derivatives	423	-	-	-	-	-	-	-	423
Closing costs - completed acquisitions	1,339	-	-	-	-	-	-	-	1,339
Lawsuit settlement costs	255	-	-	-	-	-	-	-	255
Prior year property tax adjustment	1,061	-	-	-	-	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	(113)
Prior year property tax adjustment	(265)	-	-	-	-	-	-	-	(265)
	3,396	-	-	-	(3)	-	-	-	3,393

Adjusted FFO	$42,111	$(6,586)	$1,161	$2,571	$1,220	$687	$-	$3,525	$44,689

FFO per diluted share	$0.32								$0.26

Adjusted FFO per diluted share	$0.35								$0.28

Basic weighted average shares outstanding	120,029						37,178		157,207
Shares associated with unvested restricted stock awards	228						-		228
Diluted weighted average shares outstanding (10)	120,257						37,178		157,435

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of June 30, 2012.   In accordance with the December 31, 2012 presentation, 25 hotels are classified as held for investment and eight have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were classified as held for sale at December 31, 2012 due to their sale in January 2013.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount and deferred finance fee amortization related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(6) Investment: Preferred Equity represents the 11.0% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(7) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares  and  the 22,000,000 shares issued by the Company in connection with a common stock offering in June 2012 and  February 2013, respectively.

(8) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock expected to be redeemed by the Company in March 2013.

(9) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchase in January 2013, the common stock issuances in June 2012 and February 2013, along with the expected Series A Preferred Stock redemption in March 2013.

(10) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q3 2012

	Three Months Ended September 30, 2012
			Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:
		Discontinued	Hilton Garden Inn	Exchangeable	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Senior Notes (4)	Equity (5)	Stock (6)	Stock (7)	Forma (8)

Net income (loss)	$39,556	$(42,602)	$367	$1,095	$688	$-	$-	$(896)
Operations held for investment:
Depreciation and amortization	34,381	-	-	-	-	-	-	34,381
Amortization of lease intangibles	1,120	-	-	-	-	-	-	1,120
Interest expense	18,027	-	-	(667)	-	-	-	17,360
Amortization of deferred financing fees	922	-	-	(161)	-	-	-	761
Non-cash interest related to discount on Senior Notes	267	-	-	(267)	-	-	-	-
Non-cash interest related to loss on derivatives	96	-	-	-	-	-	-	96
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(827)	-	-	-	-	-	-	(827)
Depreciation and amortization	(1,422)	-	-	-	-	-	-	(1,422)
Interest expense	(566)	-	-	-	-	-	-	(566)
Amortization of deferred financing fees	(56)	-	-	-	-	-	-	(56)
Discontinued operations:
Depreciation and amortization	3,125	(3,125)	-	-	-	-	-	-
Interest expense	1,627	(1,627)	-	-	-	-	-	-
Amortization of deferred financing fees	13	(13)	-	-	-	-	-	-
Write-off of deferred financing fees	192	(192)	-	-	-	-	-	-
EBITDA	96,455	(47,559)	367	-	688	-	-	49,951

Operations held for investment:
Amortization of deferred stock compensation	812	-	-	-	-	-	-	812
Non-cash straightline lease expense	694	-	-	-	-	-	-	694
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	-	-	(351)
Loss on sale of assets	33	-	-	-	-	-	-	33
Closing costs - completed acquisitions	590	-	-	-	-	-	-	590
Prior year property tax and CAM adjustments, net	(440)	-	-	-	-	-	-	(440)
Hotel laundry closing costs	424	-	-	-	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	(113)
Prior year property tax adjustment	63	-	-	-	-	-	-	63
Discontinued operations:
Gain on sale of assets	(38,115)	38,115	-	-	-	-	-	-
	(36,403)	38,115	-	-	-	-	-	1,712

Adjusted EBITDA	$60,052	$(9,444)	$367	$-	$688	$-	$-	$51,663

*Footnotes on following page

APPENDIX	Page 43

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q3 2012

	Three Months Ended September 30, 2012
			Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:
		Discontinued	Hilton Garden Inn	Exchangeable	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Senior Notes (4)	Equity (5)	Stock (6)	Stock (7)	Forma (8)

Net income (loss)	$39,556	$(42,602)	$367	$1,095	$688	$-	$-	$(896)
Preferred stock dividends	(7,437)	-	-	-	-	-	3,525	(3,912)
Operations held for investment:
Real estate depreciation and amortization	34,082	-	-	-	-	-	-	34,082
Amortization of lease intangibles	1,120	-	-	-	-	-	-	1,120
Loss on sale of assets	33	-	-	-	-	-	-	33
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(827)	-	-	-	-	-	-	(827)
Real estate depreciation and amortization	(1,422)	-	-	-	-	-	-	(1,422)
Discontinued operations:
Real estate depreciation and amortization	3,125	(3,125)	-	-	-	-	-	-
Gain on sale of assets	(38,115)	38,115	-	-	-	-	-	-
FFO	30,115	(7,612)	367	1,095	688	-	3,525	28,178

Operations held for investment:
Non-cash straightline lease expense	694	-	-	-	-	-	-	694
Non-cash interest related to loss on derivatives	96	-	-	-	-	-	-	96
Closing costs - completed acquisitions	590	-	-	-	-	-	-	590
Prior year property tax and CAM adjustments, net	(440)	-	-	-	-	-	-	(440)
Hotel laundry closing costs	424	-	-	-	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	(113)
Prior year property tax adjustment	63	-	-	-	-	-	-	63
Discontinued operations:
Write-off of deferred financing fees	192	(192)	-	-	-	-	-	-
	1,506	(192)	-	-	-	-	-	1,314

Adjusted FFO	$31,621	$(7,804)	$367	$1,095	$688	$-	$3,525	$29,492

FFO per diluted share	$0.22							$0.18

Adjusted FFO per diluted share	$0.23							$0.19

Basic weighted average shares outstanding	135,236					22,000		157,236
Shares associated with unvested restricted stock awards	318					-		318
Diluted weighted average shares outstanding (9)	135,554					22,000		157,554

(1) Actual represents the Company’s ownership results for the 30 hotels in which the Company has interests as of September 30, 2012.  In accordance with the December 31, 2012 presentation, 26 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were classified as held for sale at December 31, 2012 due to their sale in January 2013.

(3) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012.

(4) Repurchase: Exchangeable Senior Notes represents interest, accretion of discount and deferred finance fee amortization related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(5) Investment: Preferred Equity represents the 11.0% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(6) Issuance: Common Stock represents the 22,000,000 shares issued by the Company in connection with a common stock offering in February 2013.

(7) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock expected to be redeemed by the Company in March 2013.

(8) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio, as well as the effects of the Exchangeable Senior Note repurchase in January 2013, the common stock issuance in February 2013, along with the expected Series A Preferred Stock redemption in March 2013.

(9) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q4 2012

	Three Months Ended December 31, 2012
			Repurchase:	Investment:	Issuance:	Redemption:
		Discontinued	Exchangeable	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Senior Notes (3)	Equity (4)	Stock (5)	Stock (6)	Forma (7)

Net income	$11,114	$(1,844)	$1,095	$687	$-	$-	$11,052
Operations held for investment:
Depreciation and amortization	34,339	-	-	-	-	-	34,339
Amortization of lease intangibles	1,143	-	-	-	-	-	1,143
Interest expense	17,757	-	(667)	-	-	-	17,090
Amortization of deferred financing fees	886	-	(161)	-	-	-	725
Non-cash interest related to discount on Senior Notes	267	-	(267)	-	-	-	-
Non-cash interest related to gain on derivatives	(189)	-	-	-	-	-	(189)
Income tax provision	1,148		-	-	-	-	1,148
Non-controlling interests:		-
Income from consolidated joint venture attributable to non-controlling interest	(67)	-	-	-	-	-	(67)
Depreciation and amortization	(1,424)	-	-	-	-	-	(1,424)
Interest expense	(549)	-	-	-	-	-	(549)
Amortization of deferred financing fees	(56)		-	-	-	-	(56)
Discontinued operations:		-
Depreciation and amortization	2,182	(2,182)	-	-	-	-	-
Interest expense	380	(380)	-	-	-	-	-
Amortization of deferred financing fees	7	(7)	-	-	-	-	-
EBITDA	66,938	(4,413)	-	687	-	-	63,212

Operations held for investment:
Amortization of deferred stock compensation	812	-	-	-	-	-	812
Non-cash straightline lease expense	694	-	-	-	-	-	694
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	-	(351)
Gain on sale of assets	(4)	-	-	-	-	-	(4)
Hotel laundry closing costs	199	-	-	-	-	-	199
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	-	-	-	(111)
	1,239	-	-	-	-	-	1,239

Adjusted EBITDA	$68,177	$(4,413)	$-	$687	$-	$-	$64,451

*Footnotes on following page

APPENDIX	Page 45

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q4 2012

	Three Months Ended December 31, 2012
			Repurchase:	Investment:	Issuance:	Redemption:
		Discontinued	Exchangeable	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Senior Notes (3)	Equity (4)	Stock (5)	Stock (6)	Forma (7)

Net income	$11,114	$(1,844)	$1,095	$687	$-	$-	$11,052
Preferred stock dividends	(7,437)	-	-	-	-	3,525	(3,912)
Operations held for investment:
Real estate depreciation and amortization	34,005	-	-	-	-	-	34,005
Amortization of lease intangibles	1,143	-	-	-	-	-	1,143
Gain on sale of assets	(4)	-	-	-	-	-	(4)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(67)	-	-	-	-	-	(67)
Real estate depreciation and amortization	(1,424)	-	-	-	-	-	(1,424)
Discontinued operations:
Real estate depreciation and amortization	2,182	(2,182)	-	-	-	-	-
FFO	39,512	(4,026)	1,095	687	-	3,525	40,793

Operations held for investment:
Non-cash straightline lease expense	694	-	-	-	-	-	694
Non-cash interest related to gain on derivatives	(189)	-	-	-	-	-	(189)
Hotel laundry closing costs	199	-	-	-	-	-	199
Income tax provision	1,148	-	-	-	-	-	1,148
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	-	-	-	(111)
	1,741	-	-	-	-	-	1,741

Adjusted FFO	$41,253	$(4,026)	$1,095	$687	$-	$3,525	$42,534

FFO per diluted share	$0.29						$0.26

Adjusted FFO per diluted share	$0.30						$0.27

Basic weighted average shares outstanding	135,237				22,000		157,237
Shares associated with unvested restricted stock awards	385				-		385
Diluted weighted average shares outstanding (8)	135,622				22,000		157,622

(1)

Actual represents the Company’s ownership results for the 30 hotels in which the Company has interests as of December 31, 2012, of which 26 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were classified as held for sale at December 31, 2012 due to their sale in January 2013. It also includes the ownership results for the Marriott Troy which was sold in September 2012 during Marriott’s tenth fiscal period of the year which the Company includes in its October statement of operations.

(3)

Repurchase: Exchangeable Senior Notes represents interest, accretion of discount and deferred finance fee amortization related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(4)

Investment: Preferred Equity represents the 11.0% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(5)	Issuance: Common Stock represents the 22,000,000 shares issued by the Company in connection with a common stock offering in February 2013.
(6)

Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock expected to be redeemed by the Company in March 2013.

(7)

Pro Forma represents the Company’s ownership results for the pro forma 26 hotel portfolio, as well as the effects of the Exchangeable Senior Note repurchase in January 2013, the common stock issuance in February 2013, along with the expected Series A Preferred Stock redemption in March 2013.

(8)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

FY 2012

	Year Ended December 31, 2012
			Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Forma (9)

Net income	$49,557	$(48,410)	$(2,795)	$1,135	$5,135	$2,750	$-	$-	$7,372
Operations held for investment:
Depreciation and amortization	130,907	-	3,313	2,218	-	-	-	-	136,438
Amortization of lease intangibles	4,319	-	-	-	-	-	-	-	4,319
Interest expense	71,664	-	585	-	(3,230)	-	-	-	69,019
Amortization of deferred financing fees	3,690	-	-	-	(653)	-	-	-	3,037
Write-off of deferred financing fees	3	-	-	-	(3)	-	-	-	-
Non-cash interest related to discount on Senior Notes	1,058	-	-	-	(1,058)	-	-	-	-
Non-cash interest related to loss on derivatives	406	-	-	-	-	-	-	-	406
Income tax provision	1,148	-	-	-	-	-	-	-	1,148
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	-	-	-	-	-	-	-	(1,761)
Depreciation and amortization	(5,685)	-	-	-	-	-	-	-	(5,685)
Interest expense	(2,252)	-	-	-	-	-	-	-	(2,252)
Amortization of deferred financing fees	(224)	-	-	-	-	-	-	-	(224)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	(1)
Discontinued operations:
Depreciation and amortization	13,164	(13,164)	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-
Interest expense	6,231	(6,231)	-	-	-	-	-	-	-
Amortization of deferred financing fees	74	(74)	-	-	-	-	-	-	-
Write-off of deferred financing fees	185	(185)	-	-	-	-	-	-	-
EBITDA	272,497	(68,078)	1,103	3,353	191	2,750	-	-	211,816

Operations held for investment:
Amortization of deferred stock compensation	3,466	-	-	-	-	-	-	-	3,466
Non-cash straightline lease expense	2,777	-	-	-	-	-	-	-	2,777
Capital lease obligation interest - cash ground rent	(819)	-	(585)	-	-	-	-	-	(1,404)
Loss on sale of assets, net	18	-	-	-	-	-	-	-	18
Loss on extinguishment of debt	191	-	-	-	(191)	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	621
Hotel laundry closing costs	623	-	-	-	-	-	-	-	623
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	(450)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	(202)
Discontinued operations:
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-
	(29,992)	38,340	(585)	-	(191)	-	-	-	7,572

Adjusted EBITDA	$242,505	$(29,738)	$518	$3,353	$-	$2,750	$-	$-	$219,388

*Footnotes on following page

APPENDIX	Page 47

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
FY 2012

	Year Ended December 31, 2012
			Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Forma (9)

Net income	$49,557	$(48,410)	$(2,795)	$1,135	$5,135	$2,750	$-	$-	$7,372
Preferred stock dividends	(29,748)	-	-	-	-	-	-	14,100	(15,648)
Operations held for investment:
Real estate depreciation and amortization	129,668	-	3,313	2,218	-	-	-	-	135,199
Amortization of lease intangibles	4,319	-	-	-	-	-	-	-	4,319
Loss on sale of assets, net	18	-	-	-	-	-	-	-	18
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	-	-	-	-	-	-	-	(1,761)
Real estate depreciation and amortization	(5,685)	-	-	-	-	-	-	-	(5,685)
Discontinued operations:
Real estate depreciation and amortization	13,164	(13,164)	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-
FFO	121,254	(23,296)	518	3,353	5,135	2,750	-	14,100	123,814

Operations held for investment:
Non-cash straightline lease expense	2,777	-	-	-	-	-	-	-	2,777
Write-off of deferred financing fees	3	-	-	-	(3)	-	-	-	-
Non-cash interest related to loss on derivatives	406	-	-	-	-	-	-	-	406
Loss on extinguishment of debt	191	-	-	-	(191)	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	621
Hotel laundry closing costs	623	-	-	-	-	-	-	-	623
Income tax provision	1,148	-	-	-	-	-	-	-	1,148
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	(450)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	(1)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	(202)
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-
	7,376	(137)	-	-	(194)	-	-	-	7,045

Adjusted FFO	$128,630	$(23,433)	$518	$3,353	$4,941	$2,750	$-	$14,100	$130,859

FFO per diluted share	$0.95								$0.79

Adjusted FFO per diluted share	$1.01								$0.83

Basic weighted average shares outstanding	127,027						30,149		157,176
Shares associated with unvested restricted stock awards	274						-		274
Diluted weighted average shares outstanding (10)	127,301						30,149		157,450

(1)

Actual represents the Company’s ownership results for the 30 hotels in which the Company has interests as of December 31, 2012, of which 26 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012. It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were classified as held for sale at December 31, 2012 due to their sale in January 2013.

(3)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5)

Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(6)

Investment: Preferred Equity represents the 11.0% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(7)

Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares and the 22,000,000 shares issued by the Company in connection with a common stock offering in June 2012 and February 2013, respectively.

(8)

Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock expected to be redeemed by the Company in March 2013.

(9)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, along with the expected Series A Preferred Stock redemption in March 2013.

(10)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 48

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

FY 2011

	Year Ended December 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:		Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Time Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Note Receivable (8)	Chicago (9)	Chicago (10)	Senior Notes (11)	Equity (12)	Stock (13)	Stock (14)	Forma (15)

Net income	$81,299	$(40,453)	$(458)	$(7)	$174	$2,986	$-	$8,132	$(2,407)	$2,039	$6,301	$2,750	$-	$-	$60,356
Operations held for investment:
Depreciation and amortization	113,708	-	261	37	262	5,785	-	-	7,800	4,437	-	-	-	-	132,290
Amortization of lease intangibles	3,979	-	140	-	-	-	-	-	-	-	-	-	-	-	4,119
Interest expense	67,319	-	138	-	287	2,320	-	-	1,404	-	(4,531)	-	-	-	66,937
Amortization of deferred financing fees	3,138	-	-	-	-	263	-	-	-	-	(708)	-	-	-	2,693
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	-	-	-	-	-	-	21
Non-cash interest related to discount on Senior Notes	1,062	-	-	-	-	-	-	-	-	-	(1,062)	-	-	-	-
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	-	-	-	-	-	-	2,655
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	(739)	-	-	-	-	-	-	-	-	(1,051)
Depreciation and amortization	(4,014)	-	-	-	-	(1,446)	-	-	-	-	-	-	-	-	(5,460)
Interest expense	(1,562)	-	-	-	-	(581)	-	-	-	-	-	-	-	-	(2,143)
Amortization of deferred financing fees	(160)	-	-	-	-	(66)	-	-	-	-	-	-	-	-	(226)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	-	-	-	-	-	-	(31)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	(3)	-	-	-	-	-	-	-	-	-	-	-
Discontinued operations:
Depreciation and amortization	16,188	(16,188)	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	28	(28)	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	9,191	(9,191)	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	104	(104)	-	-	-	-	-	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-	-	-	-	-	-	-
EBITDA	292,658	(66,006)	81	27	723	8,522	-	8,132	6,797	6,476	-	2,750	-	-	260,160

Operations held for investment:
Amortization of deferred stock compensation	2,745	-	-	2	-	-	-	-	-	-	-	-	-	-	2,747
Non-cash straightline lease expense	2,398	-	5	-	1	380	-	-	-	-	-	-	-	-	2,784
Capital lease obligation interest - cash ground rent	-	-	-	-	-	-	-	-	(1,404)	-	-	-	-	-	(1,404)
Gain on sale of assets	(83)	-	-	-	-	-	-	-	-	-	-	-	-	-	(83)
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	-	-	-	-	-	-	3,403
Impairment loss	10,862	-	-	-	-	-	-	(10,862)	-	-	-	-	-	-	-
Lawsuit settlement costs	1,553	-	-	-	-	-	-	-	-	-	-	-	-	-	1,553
Management fee term adjustment	-	-	-	-	-	-	-	-	-	370	-	-	-	-	370
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	(99)	-	-	-	-	-	-	-	-	(453)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	(2)	-	-	-	-	-	-	-	-	-	-	-
Discontinued operations:
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement costs	67	(67)	-	-	-	-	-	-	-	-	-	-	-	-	-
	(80,199)	31,495	5	-	1	281	-	(10,862)	(1,404)	370	-	-	-	-	(60,313)

Adjusted EBITDA	$212,459	$(34,511)	$86	$27	$724	$8,803	$-	$(2,730)	$5,393	$6,846	$-	$2,750	$-	$-	$199,847

*Footnotes on following page

APPENDIX	Page 49

Supplemental Financial Information – Unaudited February 19, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

FY 2011

	Year Ended December 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Debt &	Preferred	Common	Series A Preferred	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Time Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Note Receivable (8)	Chicago (9)	Chicago (10)	Senior Notes (11)	Equity (12)	Stock (13)	Stock (14)	Forma (15)

Net income	$81,299	$(40,453)	$(458)	$(7)	$174	$2,986	$-	$8,132	$(2,407)	$2,039	$6,301	$2,750	$-	$-	$60,356
Preferred stock dividends	(27,321)	-	-	-	-	-	(2,427)	-	-	-	-	-	-	14,100	(15,648)
Operations held for investment:
Real estate depreciation and amortization	112,539	-	261	-	262	5,785	-	-	7,800	4,437	-	-	-	-	131,084
Amortization of lease intangibles	3,979	-	140	-	-	-	-	-	-	-	-	-	-	-	4,119
Gain on sale of assets	(83)	-	-	-	-	-	-	-	-	-	-	-	-	-	(83)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	(739)	-	-	-	-	-	-	-	-	(1,051)
Real estate depreciation and amortization	(4,014)	-	-	-	-	(1,446)	-	-	-	-	-	-	-	-	(5,460)
Discontinued operations:
Real estate depreciation and amortization	16,188	(16,188)	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	28	(28)	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-	-	-	-	-	-	-
FFO	167,391	(41,757)	(57)	(7)	436	6,586	(2,427)	8,132	5,393	6,476	6,301	2,750	-	14,100	173,317

Operations held for investment:
Non-cash straightline lease expense	2,398	-	5	-	1	380	-	-	-	-	-	-	-	-	2,784
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	-	-	-	-	-	-	21
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	-	-	-	-	-	-	2,655
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	-	-	-	-	-	-	3,403
Impairment loss	10,862	-	-	-	-	-	-	(10,862)	-	-	-	-	-	-	-
Lawsuit settlement costs	1,553	-	-	-	-	-	-	-	-	-	-	-	-	-	1,553
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	(99)	-	-	-	-	-	-	-	-	(453)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	-	-	-	-	-	-	(31)
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement costs	67	(67)	-	-	-	-	-	-	-	-	-	-	-	-	-
	(65,264)	16,541	5	-	1	281	-	(10,862)	-	-	-	-	-	-	(59,298)

Adjusted FFO	$102,127	$(25,216)	$(52)	$(7)	$437	$6,867	$(2,427)	$(2,730)	$5,393	$6,476	$6,301	$2,750	$-	$14,100	$114,019

FFO per diluted share	$1.43		$1.10

Adjusted FFO per diluted share	$0.87		$0.73

Basic weighted average shares outstanding	117,206	39,597	156,803
Shares associated with unvested restricted stock awards	84	-	84
Diluted weighted average shares outstanding (16)	117,290	39,597	156,887

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011. In accordance with the December 31, 2012 presentation, 24 hotels are classified as held for investment and eight have been reclassified as discontinued operations.

(2) Discontinued Operations represents the Company’s ownership results for the Royal Palm Miami Beach which was sold in April 2011, the Salt Lake City commercial laundry facility which was sold in July 2011, the Eugene Valley River Inn which was sold in October 2011, the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012. It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were classified as held for sale at December 31, 2012 due to their sale in January 2013.

(3) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(4) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(6) Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(7) Equity Offering: Preferred Stock Series D represents the dividends that would have been paid by the Company on the 4,600,000 shares of 8.0% cumulative redeemable preferred stock issued on April 6, 2011.

(8) Disposition: Royal Palm Note Receivable represents interest income and an impairment loss recorded on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(9) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(10) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(11) Repayment: Debt & Senior Notes represents interest and deferred finance fee amortization on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount and deferred finance fee amortization related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(12) Investment: Preferred Equity represents the 11.0% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(13) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares and the 22,000,000 shares issued by the Company in connection with a common stock offering in June 2012 and February 2013, respectively.

(14) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock expected to be redeemed by the Company in March 2013.

(15) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio, as well as the acquisition of BuyEfficient, LLC in January 2011 along with the effects of the Series D Preferred Stock equity offering in April 2011, the disposition of the Royal Palm Note Receivable sold in October 2011, the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, along with the expected Series A Preferred Stock redemption in March 2013.

(16) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 50

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation Q1 2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,620	$2,242	$450	$5,674	$2,510	$10,876	35.5%
2	Renaissance Washington DC	13,701	(1,374)	-	1,926	1,960	2,512	18.3%
3	Renaissance Orlando at SeaWorld ®	15,650	2,454	-	1,969	1,146	5,569	35.6%
4	Renaissance Harborplace (3)	7,047	(2,588)	-	2,028	1,296	736	10.4%
5	Renaissance Los Angeles Airport	5,677	378	-	688	-	1,066	18.8%
6	JW Marriott New Orleans	8,312	536	1	1,798	585	2,920	35.1%
7	Hilton North Houston (3)	5,919	144	-	945	478	1,567	26.5%
8	Marriott Quincy	4,830	(539)	-	1,228	-	689	14.3%
9	Doubletree Guest Suites Times Square (1)	11,949	(3,168)	1,003	1,983	1,956	1,774	14.8%
10	Hilton Times Square	10,254	(2,373)	270	2,157	1,243	1,297	12.6%
11	Fairmont Newport Beach	6,002	(440)	-	1,353	-	913	15.2%
12	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
13	Marriott Boston Long Wharf	8,171	(3,073)	-	2,153	2,486	1,566	19.2%
14	Hyatt Regency Newport Beach	6,619	242	-	656	-	898	13.6%
15	Marriott Tysons Corner	4,708	(46)	-	812	606	1,372	29.1%
16	Marriott Houston (3)	3,950	100	-	568	311	979	24.8%
17	Renaissance Long Beach	4,724	139	-	617	411	1,167	24.7%
18	Embassy Suites Chicago	3,706	(1,426)	-	879	1,047	500	13.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
20	Renaissance Westchester	4,002	(896)	394	386	-	(116)	-2.9%
21	Embassy Suites La Jolla	4,448	(224)	-	903	1,149	1,828	41.1%
22	Marriott Philadelphia	3,947	(208)	-	475	369	636	16.1%
23	Marriott Portland	2,775	646	-	294	-	940	33.9%
24	Sheraton Cerritos	2,933	261	-	427	-	688	23.5%
25	Marriott Park City	4,286	1,288	-	350	204	1,842	43.0%
26	Courtyard by Marriott Los Angeles	2,621	523	-	306	-	829	31.6%

	Comparable Portfolio (4)	183,805	(10,689)	2,118	33,634	17,757	42,820	23.3%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%

	Actual Portfolio	$176,851	$(7,402)	$2,118	$30,575	$17,757	$43,048	24.3%

	*Footnotes on page 53.

APPENDIX	Page 51

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q1 2011

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,876	$2,899	$450	$4,868	$2,271	$10,488	35.1%
2	Renaissance Washington DC	16,203	741	-	1,841	1,987	4,569	28.2%
3	Renaissance Orlando at SeaWorld ®	15,085	2,406	-	1,838	1,159	5,403	35.8%
4	Renaissance Harborplace	7,539	(2,389)	-	2,003	1,370	984	13.1%
5	Renaissance Los Angeles Airport	5,293	44	-	709	-	753	14.2%
6	JW Marriott New Orleans	7,229	626	1	1,148	573	2,348	32.5%
7	Hilton North Houston	5,318	(323)	-	816	479	972	18.3%
8	Marriott Quincy	4,075	(857)	-	1,105	-	248	6.1%
9	Doubletree Guest Suites Times Square (1)	11,448	(2,582)	1,045	2,039	1,023	1,525	13.3%
10	Hilton Times Square	9,404	(2,578)	352	2,333	1,238	1,345	14.3%
11	Fairmont Newport Beach	6,054	(560)	-	1,378	-	818	13.5%
12	Hyatt Chicago Magnificent Mile	3,322	(2,766)	-	1,950	-	(816)	-24.6%
13	Marriott Boston Long Wharf	6,522	(3,624)	-	1,960	2,459	795	12.2%
14	Hyatt Regency Newport Beach	6,235	367	-	680	-	1,047	16.8%
15	Marriott Tysons Corner	4,325	(240)	-	687	615	1,062	24.6%
16	Marriott Houston	2,905	(479)	-	424	315	260	9.0%
17	Renaissance Long Beach	4,849	275	-	600	416	1,291	26.6%
18	Embassy Suites Chicago (3)	3,431	(2,005)	-	818	1,053	(134)	-3.9%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,710	(840)	-	1,109	-	269	9.9%
20	Renaissance Westchester	3,406	(367)	-	294	-	(73)	-2.1%
21	Embassy Suites La Jolla	4,194	(496)	-	954	1,157	1,615	38.5%
22	Marriott Philadelphia	3,584	(335)	-	448	374	487	13.6%
23	Marriott Portland	2,411	342	-	282	-	624	25.9%
24	Sheraton Cerritos	2,100	(142)	-	375	-	233	11.1%
25	Marriott Park City	4,485	1,408	-	293	207	1,908	42.5%
26	Courtyard by Marriott Los Angeles	2,031	329	-	174	-	503	24.8%

	Comparable Portfolio (7)	174,034	(11,146)	1,848	31,126	16,696	38,524	22.1%

	Prior Ownership Results (5)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	29,875	2,899	450	4,868	2,271	10,488	35.1%
	Hyatt Chicago Magnificent Mile	3,322	(2,766)	-	1,950	-	(816)	-24.6%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,710	(840)	-	1,109	-	269	9.9%

	Actual Portfolio	$133,290	$(10,155)	$1,252	$22,676	$14,000	$27,773	20.8%

	*Footnotes on page 53.

APPENDIX	Page 52

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.4 million in management company transition costs at the Renaissance Westchester.

(3)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000.  Hotel EBITDA for the first quarter of 2011 is impacted by a $315,000 property tax assessment received at the Embassy Suites Chicago.

(4)

Comparable Portfolio for the three months ended March 31, 2012 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the three months ended March 31, 2011 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.1 million in management company transition costs at the Hilton Times Square.

(7)

Comparable Portfolio for the three months ended March 31, 2011 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 53

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q2 2012

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$30,860	$1,250	$450	$5,683	$2,490	$9,873	32.0%
2	Renaissance Washington DC	20,099	3,219	-	1,954	1,953	7,126	35.5%
3	Renaissance Orlando at SeaWorld ®	13,740	1,256	-	1,938	1,140	4,334	31.5%
4	Renaissance Harborplace	11,299	403	-	1,985	1,286	3,674	32.5%
5	Renaissance Los Angeles Airport	5,668	383	-	702	-	1,085	19.1%
6	JW Marriott New Orleans	8,767	823	1	1,804	763	3,391	38.7%
7	Hilton North Houston	5,656	(226)	-	953	476	1,203	21.3%
8	Marriott Quincy	6,999	1,047	-	1,163	-	2,210	31.6%
9	Doubletree Guest Suites Times Square (1)	17,438	1,533	1,000	1,969	2,097	6,599	37.8%
10	Hilton Times Square	14,321	1,296	270	2,183	1,242	4,991	34.9%
11	Fairmont Newport Beach	6,408	(103)	-	1,349	-	1,246	19.4%
12	Hyatt Chicago Magnificent Mile	7,132	112	143	1,950	-	2,205	30.9%
13	Marriott Boston Long Wharf	12,167	401	-	2,053	2,486	4,940	40.6%
14	Hyatt Regency Newport Beach	7,757	888	-	656	-	1,544	19.9%
15	Marriott Tysons Corner	5,764	695	-	806	602	2,103	36.5%
16	Marriott Houston	3,950	137	-	584	309	1,030	26.1%
17	Renaissance Long Beach	5,207	837	-	606	138	1,581	30.4%
18	Embassy Suites Chicago (3)	7,031	1,630	-	877	1,042	3,549	50.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
20	Renaissance Westchester	5,335	276	72	372	-	720	13.5%
21	Embassy Suites La Jolla (3)	4,815	342	-	906	1,146	2,394	49.7%
22	Marriott Philadelphia	4,679	408	-	479	366	1,253	26.8%
23	Marriott Portland	3,400	1,090	-	294	-	1,384	40.7%
24	Sheraton Cerritos	2,962	296	-	421	-	717	24.2%
25	Marriott Park City	1,554	(590)	-	371	203	(16)	-1.0%
26	Courtyard by Marriott Los Angeles	2,764	630	-	309	-	939	34.0%

	Comparable Portfolio (4)	221,829	19,495	1,936	33,476	17,739	72,646	32.7%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	4,475	(202)	-	1,363	-	1,161	25.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%

	Actual Portfolio	$211,297	$18,235	$1,936	$31,004	$17,739	$68,914	32.6%

	*Footnotes on page 56.

APPENDIX	Page 54

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q2 2011

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,981	$1,086	$449	$5,652	$2,435	$9,622	34.4%
2	Renaissance Washington DC (3)	19,267	3,575	-	1,884	1,981	7,440	38.6%
3	Renaissance Orlando at SeaWorld ® (3)	10,945	(232)	-	1,884	1,166	2,818	25.7%
4	Renaissance Harborplace (3)	11,072	437	-	2,011	1,307	3,755	33.9%
5	Renaissance Los Angeles Airport	5,172	211	-	717	-	928	17.9%
6	JW Marriott New Orleans	7,894	(212)	3	1,774	1,439	3,004	38.1%
7	Hilton North Houston (3)	4,963	(328)	-	819	483	974	19.6%
8	Marriott Quincy	6,333	546	-	1,117	-	1,663	26.3%
9	Doubletree Guest Suites Times Square (1) (3)	16,538	2,210	967	2,070	951	6,198	37.5%
10	Hilton Times Square	13,084	117	269	2,109	1,247	3,742	28.6%
11	Fairmont Newport Beach (3)	6,429	220	-	1,370	-	1,590	24.7%
12	Hyatt Chicago Magnificent Mile	7,522	335	-	1,950	-	2,285	30.4%
13	Marriott Boston Long Wharf	10,656	(491)	-	1,964	2,486	3,959	37.2%
14	Hyatt Regency Newport Beach (3)	7,644	767	-	679	-	1,446	18.9%
15	Marriott Tysons Corner	6,191	973	-	771	618	2,362	38.2%
16	Marriott Houston (3)	3,520	(232)	-	508	317	593	16.8%
17	Renaissance Long Beach	4,692	166	-	604	419	1,189	25.3%
18	Embassy Suites Chicago (3)	6,871	2,123	-	882	1,064	4,069	59.2%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,445	1,166	-	1,109	-	2,275	41.8%
20	Renaissance Westchester (3)	5,048	333	-	300	-	633	12.5%
21	Embassy Suites La Jolla (3)	4,502	(196)	-	913	1,159	1,876	41.7%
22	Marriott Philadelphia	4,913	665	-	457	375	1,497	30.5%
23	Marriott Portland (3)	3,113	1,013	-	285	-	1,298	41.7%
24	Sheraton Cerritos	2,802	348	-	417	-	765	27.3%
25	Marriott Park City	1,229	(689)	-	320	208	(161)	-13.1%
26	Courtyard by Marriott Los Angeles	1,991	164	-	244	-	408	20.5%

	Comparable Portfolio (7)	205,817	14,075	1,688	32,810	17,655	66,228	32.2%

	Prior Ownership Results (5)
	Hilton San Diego Bayfront (1)	4,064	87	(70)	917	312	1,246	30.7%
	Hyatt Chicago Magnificent Mile	7,522	335	-	1,950	-	2,285	30.4%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,445	1,166	-	1,109	-	2,275	41.8%

	Actual Portfolio	$188,786	$12,487	$1,758	$28,834	$17,343	$60,422	32.0%

	*Footnotes on page 56.

APPENDIX	Page 55

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.1 million in management company transition costs at the Renaissance Westchester; and $0.1 million in management company transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA for the second quarter of 2012 is impacted by a total $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the second quarter of 2011 is impacted by a total $0.9 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $492,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Marriott Houston $(33,000); Marriott Portland $48,000; Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Comparable Portfolio for the three months ended June 30, 2012 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the three months ended June 30, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(7)

Comparable Portfolio for the three months ended June 30, 2011 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 56

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q3 2012

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$30,735	$3,305	$450	$5,688	$2,487	$11,930	38.8%
2	Renaissance Washington DC	10,717	(3,110)	-	1,992	1,945	827	7.7%
3	Renaissance Orlando at SeaWorld ®	11,320	(1,084)	-	1,869	1,145	1,930	17.0%
4	Renaissance Harborplace (3)	9,785	(186)	-	1,893	1,289	2,996	30.6%
5	Renaissance Los Angeles Airport	5,636	166	-	726	-	892	15.8%
6	JW Marriott New Orleans	5,825	(1,846)	1	1,821	626	602	10.3%
7	Hilton North Houston	5,469	(514)	-	962	480	928	17.0%
8	Marriott Quincy	6,559	724	-	1,136	-	1,860	28.4%
9	Doubletree Guest Suites Times Square (1)	17,134	641	1,425	1,995	1,936	5,997	35.0%
10	Hilton Times Square	13,480	67	270	2,324	1,253	3,914	29.0%
11	Fairmont Newport Beach	7,148	235	-	1,292	-	1,527	21.4%
12	Hyatt Chicago Magnificent Mile	7,593	(663)	32	2,559	-	1,928	25.4%
13	Marriott Boston Long Wharf	13,043	820	-	2,085	2,514	5,419	41.5%
14	Hyatt Regency Newport Beach	8,774	1,309	-	637	-	1,946	22.2%
15	Marriott Tysons Corner	4,633	(23)	-	807	605	1,389	30.0%
16	Marriott Houston	3,713	(227)	-	606	310	689	18.6%
17	Renaissance Long Beach	4,308	239	-	584	-	823	19.1%
18	Embassy Suites Chicago	7,165	1,178	-	872	1,049	3,099	43.3%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,934	1,503	-	1,121	-	2,624	44.2%
20	Renaissance Westchester	4,563	(64)	-	359	-	295	6.5%
21	Embassy Suites La Jolla	5,462	408	-	908	1,143	2,459	45.0%
22	Marriott Philadelphia	3,753	(191)	-	483	368	660	17.6%
23	Marriott Portland	4,137	1,660	-	290	-	1,950	47.1%
24	Sheraton Cerritos	2,748	226	-	406	-	632	23.0%
25	Marriott Park City	1,897	(326)	-	355	204	233	12.3%
26	Courtyard by Marriott Los Angeles	2,830	654	-	310	-	964	34.1%

	Comparable Portfolio (4)	204,361	4,901	2,178	34,080	17,354	58,513	28.6%

	Prior Ownership Results (5)
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	913	367	-	-	-	367	40.2%

	Actual Portfolio	$203,448	$4,534	$2,178	$34,080	$17,354	$58,146	28.6%

	*Footnotes on page 59.

APPENDIX	Page 57

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q3 2011

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$26,733	$(126)	$450	$5,657	$2,434	$8,415	31.5%
2	Renaissance Washington DC	13,944	(1,062)	-	1,903	1,974	2,815	20.2%
3	Renaissance Orlando at SeaWorld ®	8,028	(2,725)	-	1,935	1,172	382	4.8%
4	Renaissance Harborplace	9,350	(860)	-	2,014	1,330	2,484	26.6%
5	Renaissance Los Angeles Airport	5,329	209	-	724	-	933	17.5%
6	JW Marriott New Orleans	5,413	(2,767)	(1)	1,778	1,667	677	12.5%
7	Hilton North Houston	3,819	(843)	-	888	487	532	13.9%
8	Marriott Quincy	6,676	575	-	1,183	-	1,758	26.3%
9	Doubletree Guest Suites Times Square (1)	17,485	2,218	1,004	2,071	948	6,241	35.7%
10	Hilton Times Square	13,676	370	269	2,154	1,258	4,051	29.6%
11	Fairmont Newport Beach	6,360	(172)	-	1,360	-	1,188	18.7%
12	Hyatt Chicago Magnificent Mile	6,908	283	-	1,950	-	2,233	32.3%
13	Marriott Boston Long Wharf	10,973	(635)	-	2,015	2,514	3,894	35.5%
14	Hyatt Regency Newport Beach	8,996	1,314	-	658	-	1,972	21.9%
15	Marriott Tysons Corner	4,773	(154)	-	800	620	1,266	26.5%
16	Marriott Houston	3,012	(280)	-	556	319	595	19.8%
17	Renaissance Long Beach	4,275	(111)	-	607	421	917	21.5%
18	Embassy Suites Chicago	6,744	830	-	865	1,068	2,763	41.0%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,254	990	-	1,110	-	2,100	40.0%
20	Renaissance Westchester	4,383	127	-	343	-	470	10.7%
21	Embassy Suites La Jolla	5,392	347	-	895	1,156	2,398	44.5%
22	Marriott Philadelphia	3,972	(145)	-	460	377	692	17.4%
23	Marriott Portland	3,643	1,342	-	287	-	1,629	44.7%
24	Sheraton Cerritos	2,746	193	-	422	-	615	22.4%
25	Marriott Park City	1,838	(348)	-	325	209	186	10.1%
26	Courtyard by Marriott Los Angeles	2,561	509	-	299	-	808	31.6%

	Comparable Portfolio (7)	192,283	(921)	1,722	33,259	17,954	52,014	27.1%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	6,908	283	-	1,950	-	2,233	32.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,254	990	-	1,110	-	2,100	40.0%

	Actual Portfolio	$180,121	$(2,194)	$1,722	$30,199	$17,954	$47,681	26.5%

	*Footnotes on page 59.

APPENDIX	Page 58

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; and $32,000 in management transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace.

(4)

Comparable Portfolio for the three months ended September 30, 2012 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the three months ended September 30, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(7)

Comparable Portfolio for the three months ended September 30, 2011 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 59

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q4 2012

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,923	$261	$451	$5,697	$2,422	$8,831	31.6%
2	Renaissance Washington DC	20,635	1,247	-	2,388	1,938	5,573	27.0%
3	Renaissance Orlando at SeaWorld ®	14,282	(208)	-	1,857	1,138	2,787	19.5%
4	Renaissance Harborplace	12,845	669	-	1,862	1,279	3,810	29.7%
5	Renaissance Los Angeles Airport	7,051	515	-	732	-	1,247	17.7%
6	JW Marriott New Orleans	9,901	969	2	1,865	422	3,258	32.9%
7	Hilton North Houston	5,325	(369)	-	940	478	1,049	19.7%
8	Marriott Quincy	8,829	1,771	-	1,138	-	2,909	32.9%
9	Doubletree Guest Suites Times Square (1)	21,658	4,920	1,001	2,019	1,797	9,737	45.0%
10	Hilton Times Square	16,569	2,544	269	2,206	1,270	6,289	38.0%
11	Fairmont Newport Beach	6,217	(281)	-	1,289	-	1,008	16.2%
12	Hyatt Chicago Magnificent Mile	7,250	(654)	-	2,149	-	1,495	20.6%
13	Marriott Boston Long Wharf	13,908	270	-	2,092	2,514	4,876	35.1%
14	Hyatt Regency Newport Beach	5,488	(374)	-	629	-	255	4.6%
15	Marriott Tysons Corner	6,774	971	-	796	601	2,368	35.0%
16	Marriott Houston	3,436	(164)	-	588	308	732	21.3%
17	Renaissance Long Beach	5,816	406	199	591	-	1,196	20.6%
18	Embassy Suites Chicago	6,467	1,260	-	863	1,044	3,167	49.0%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,184	945	-	1,152	-	2,097	40.5%
20	Renaissance Westchester	5,040	188	-	393	-	581	11.5%
21	Embassy Suites La Jolla	4,305	(251)	-	908	1,139	1,796	41.7%
22	Marriott Philadelphia	5,988	727	-	485	364	1,576	26.3%
23	Marriott Portland	3,221	996	-	289	-	1,285	39.9%
24	Sheraton Cerritos	3,016	440	-	412	-	852	28.2%
25	Marriott Park City	1,756	(374)	-	363	202	191	10.9%
26	Courtyard by Marriott Los Angeles (3)	2,610	812	-	307	-	1,119	42.9%

	Comparable Portfolio (4)	231,494	17,236	1,922	34,010	16,916	70,084	30.3%

	Actual Portfolio	$231,494	$17,236	$1,922	$34,010	$16,916	$70,084	30.3%

	*Footnotes on page 62.

APPENDIX	Page 60

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

Q4 2011

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,554	$398	$450	$5,663	$2,455	$8,966	32.5%
2	Renaissance Washington DC	21,969	2,953	-	1,904	1,967	6,824	31.1%
3	Renaissance Orlando at SeaWorld ®	14,216	365	-	1,951	1,166	3,482	24.5%
4	Renaissance Harborplace	12,621	242	-	2,015	1,320	3,577	28.3%
5	Renaissance Los Angeles Airport	6,566	311	-	735	-	1,046	15.9%
6	JW Marriott New Orleans	9,209	217	1	1,784	587	2,589	28.1%
7	Hilton North Houston	5,294	(625)	-	944	485	804	15.2%
8	Marriott Quincy	8,656	1,100	-	1,220	-	2,320	26.8%
9	Doubletree Guest Suites Times Square (1)	20,522	3,439	1,004	2,131	2,401	8,975	43.7%
10	Hilton Times Square	15,618	2,219	270	2,363	1,257	6,109	39.1%
11	Fairmont Newport Beach	5,336	(924)	-	1,351	-	427	8.0%
12	Hyatt Chicago Magnificent Mile	6,253	(259)	-	1,950	-	1,691	27.0%
13	Marriott Boston Long Wharf	13,242	(297)	-	2,148	2,513	4,364	33.0%
14	Hyatt Regency Newport Beach	6,002	30	-	657	-	687	11.4%
15	Marriott Tysons Corner	7,130	933	-	812	617	2,362	33.1%
16	Marriott Houston	3,048	(625)	-	562	316	253	8.3%
17	Renaissance Long Beach	5,467	131	-	610	418	1,159	21.2%
18	Embassy Suites Chicago	5,841	(509)	-	874	1,064	1,429	24.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,837	723	-	1,109	-	1,832	37.9%
20	Renaissance Westchester	6,127	396	-	375	-	771	12.6%
21	Embassy Suites La Jolla	4,047	(460)	-	900	1,152	1,592	39.3%
22	Marriott Philadelphia	6,030	723	-	468	375	1,566	26.0%
23	Marriott Portland	2,983	814	-	290	-	1,104	37.0%
24	Sheraton Cerritos	2,774	331	-	425	-	756	27.3%
25	Marriott Park City	1,665	(427)	-	342	207	122	7.3%
26	Courtyard by Marriott Los Angeles	2,315	156	-	306	-	462	20.0%

	Comparable Portfolio (6)	225,322	11,355	1,725	33,889	18,300	65,269	29.0%

	Prior Ownership Results (7)
	Hyatt Chicago Magnificent Mile	6,253	(259)	-	1,950	-	1,691	27.0%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,837	723	-	1,109	-	1,832	37.9%

	Actual Portfolio	$214,232	$10,891	$1,725	$30,830	$18,300	$61,746	28.8%

	*Footnotes on page 62.

APPENDIX	Page 61

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.2 million in hotel laundry closure costs at the Renaissance Long Beach.

(3)	Hotel EBITDA for the fourth quarter of 2012 is impacted by a $0.2 million credit related to prior year property tax expense at the Courtyard by Marriott Los Angeles.
(4)	Comparable Portfolio for the three months ended December 31, 2012 includes all hotels held for investment by the Company as of December 31, 2012.
(5)

Other Adjustments for the three months ended December 31, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(6)

Comparable Portfolio for the three months ended December 31, 2011 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(7)

Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 62

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

FY 2012

	Hotels sorted by number of rooms	For the Year Ended December 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$120,138	$7,058	$1,801	$22,742	$9,909	$41,510	34.6%
2	Renaissance Washington DC	65,152	(18)	-	8,260	7,796	16,038	24.6%
3	Renaissance Orlando at SeaWorld ®	54,992	2,418	-	7,633	4,569	14,620	26.6%
4	Renaissance Harborplace (3)	40,976	(1,702)	-	7,768	5,150	11,216	27.4%
5	Renaissance Los Angeles Airport	24,032	1,442	-	2,848	-	4,290	17.9%
6	JW Marriott New Orleans	32,805	482	5	7,288	2,396	10,171	31.0%
7	Hilton North Houston (3)	22,369	(965)	-	3,800	1,912	4,747	21.2%
8	Marriott Quincy	27,217	3,003	-	4,665	-	7,668	28.2%
9	Doubletree Guest Suites Times Square (1)	68,179	3,926	4,429	7,966	7,786	24,107	35.4%
10	Hilton Times Square	54,624	1,534	1,079	8,870	5,008	16,491	30.2%
11	Fairmont Newport Beach	25,775	(589)	-	5,283	-	4,694	18.2%
12	Hyatt Chicago Magnificent Mile	25,788	(3,798)	175	8,608	-	4,985	19.3%
13	Marriott Boston Long Wharf	47,289	(1,582)	-	8,383	10,000	16,801	35.5%
14	Hyatt Regency Newport Beach	28,638	2,065	-	2,578	-	4,643	16.2%
15	Marriott Tysons Corner	21,879	1,597	-	3,221	2,414	7,232	33.1%
16	Marriott Houston (3)	15,049	(154)	-	2,346	1,238	3,430	22.8%
17	Renaissance Long Beach	20,055	1,621	199	2,398	549	4,767	23.8%
18	Embassy Suites Chicago (3)	24,369	2,642	-	3,491	4,182	10,315	42.3%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	20,316	3,216	-	4,491	-	7,707	37.9%
20	Renaissance Westchester	18,940	(496)	466	1,510	-	1,480	7.8%
21	Embassy Suites La Jolla (3)	19,030	275	-	3,625	4,577	8,477	44.5%
22	Marriott Philadelphia	18,367	736	-	1,922	1,467	4,125	22.5%
23	Marriott Portland	13,533	4,392	-	1,167	-	5,559	41.1%
24	Sheraton Cerritos	11,659	1,223	-	1,666	-	2,889	24.8%
25	Marriott Park City	9,493	(2)	-	1,439	813	2,250	23.7%
26	Courtyard by Marriott Los Angeles (3)	10,825	2,619	-	1,232	-	3,851	35.6%

	Comparable Portfolio (4)	841,489	30,943	8,154	135,200	69,766	244,063	29.0%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	8,288	(2,795)	-	3,313	-	518	6.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	10,111	1,135	-	2,218	-	3,353	33.2%

	Actual Portfolio	$823,090	$32,603	$8,154	$129,669	$69,766	$240,192	29.2%

	*Footnotes on page 65.

APPENDIX	Page 63

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

FY 2011

	Hotels sorted by number of rooms	For the Year Ended December 31, 2011

				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$112,144	$4,257	$1,799	$21,840	$9,595	$37,491	33.4%
2	Renaissance Washington DC (3)	71,384	6,207	-	7,532	7,909	21,648	30.3%
3	Renaissance Orlando at SeaWorld ® (3)	48,273	(186)	-	7,608	4,663	12,085	25.0%
4	Renaissance Harborplace (3)	40,582	(2,570)	-	8,043	5,327	10,800	26.6%
5	Renaissance Los Angeles Airport	22,360	775	-	2,885	-	3,660	16.4%
6	JW Marriott New Orleans	29,745	(2,136)	4	6,484	4,266	8,618	29.0%
7	Hilton North Houston (3)	19,394	(2,119)	-	3,467	1,934	3,282	16.9%
8	Marriott Quincy	25,740	1,364	-	4,625	-	5,989	23.3%
9	Doubletree Guest Suites Times Square (1) (3)	65,993	5,285	4,020	8,311	5,323	22,939	34.8%
10	Hilton Times Square	51,782	128	1,160	8,959	5,000	15,247	29.4%
11	Fairmont Newport Beach (3)	24,179	(1,436)	-	5,459	-	4,023	16.6%
12	Hyatt Chicago Magnificent Mile	24,005	(2,407)	-	7,800	-	5,393	22.5%
13	Marriott Boston Long Wharf	41,393	(5,047)	-	8,087	9,972	13,012	31.4%
14	Hyatt Regency Newport Beach (3)	28,877	2,478	-	2,674	-	5,152	17.8%
15	Marriott Tysons Corner	22,419	1,512	-	3,070	2,470	7,052	31.5%
16	Marriott Houston (3)	12,485	(1,616)	-	2,050	1,267	1,701	13.6%
17	Renaissance Long Beach	19,283	461	-	2,421	1,674	4,556	23.6%
18	Embassy Suites Chicago (3)	22,887	439	-	3,439	4,249	8,127	35.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	18,246	2,039	-	4,437	-	6,476	35.5%
20	Renaissance Westchester (3)	18,964	489	-	1,312	-	1,801	9.5%
21	Embassy Suites La Jolla (3)	18,135	(805)	-	3,662	4,624	7,481	41.3%
22	Marriott Philadelphia	18,499	908	-	1,833	1,501	4,242	22.9%
23	Marriott Portland (3)	12,150	3,511	-	1,144	-	4,655	38.3%
24	Sheraton Cerritos	10,422	730	-	1,639	-	2,369	22.7%
25	Marriott Park City	9,217	(56)	-	1,280	831	2,055	22.3%
26	Courtyard by Marriott Los Angeles	8,898	1,158	-	1,023	-	2,181	24.5%

	Comparable Portfolio (7)	797,456	13,363	6,983	131,084	70,605	222,035	27.8%

	Prior Ownership Results (5)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	33,939	2,986	380	5,785	2,583	11,734	34.6%
	Hyatt Chicago Magnificent Mile	24,005	(2,407)	-	7,800	-	5,393	22.5%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	18,246	2,039	-	4,437	-	6,476	35.5%

	Actual Portfolio	$716,429	$11,029	$6,457	$112,539	$67,597	$197,622	27.6%

*Footnotes on page 65.

APPENDIX	Page 64

Supplemental Financial Information – Unaudited February 19, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2012 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; $0.2 million in hotel laundry closure costs at the Renaissance Long Beach; $0.5 million in management company transition costs at the Renaissance Westchester; and $0.2 million in management company transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA in 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000. Hotel EBITDA in 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Marriott Houston $(33,000); Marriott Portland $48,000; Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Comparable Portfolio for the year ended December 31, 2012 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the year ended December 31, 2011 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.1 million in management company transition costs at the Hilton Times Square.

(7)

Comparable Portfolio for the year ended December 31, 2011 includes all hotels held for investment by the Company as of December 31, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 65

Supplemental Financial Information – Unaudited February 19, 2013

2013 Marriott Accounting Conversion

Currently, the Company’s 10 Marriott-managed hotels report information to the Company on a 13-period basis. Beginning in 2013, Marriott will convert its accounting to a standard 12-month calendar; however Marriott’s 2013 calendar will contain an additional three days, December 29, 2012 through December 31, 2012. The following details the approximate adjustments that would be required to convert the Company’s 2012 Comparable Portfolio Total Revenue as reported to a standard 12-month calendar (in thousands):

	Q1		Q2		Q3		Q4		Full Year
Total Revenue as reported (1)	$183,805	21.8%	$221,829	26.4%	$204,361	24.3%	$231,494	27.5%	$841,489	100.0%
Marriott-managed room revenue adjustment (2)	4,156		4,923		4,244		(12,463)		860
	$187,961	22.3%	$226,752	26.9%	$208,605	24.8%	$219,031	26.0%	$842,349	100.0%

(1)	Includes the Company’s ownership results and prior ownership results for the 26 hotel portfolio held for investment by the Company as of December 31, 2012.
(2)

Includes the adjustments needed to convert Marriott’s room revenue as reported from a 13-period basis to a standard 12-month calendar basis. Due to the fact that Marriott’s 2012 fiscal year began on December 31, 2011, and ended on December 28, 2012, the conversion to a standard 12-month calendar basis adds $0.9 million in room revenue by subtracting December 31, 2011 from the 2012 fiscal year, and adding December 29, 2012 through December 31, 2012 to the 2012 calendar year.

APPENDIX	Page 66